--------------------------------------------------------------------------------
                       VAN KAMPEN PRIME RATE INCOME TRUST
--------------------------------------------------------------------------------

    The Van Kampen Prime Rate Income Trust's objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable rate Senior Loans. Senior Loans are business loans that have a senior right to payment. They are made to corporations and other Borrowers and are often secured by specific assets of the Borrower. The Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in net asset value caused by changes in interest rates. You should, however, expect the Fund's net asset value to fluctuate as a result of changes in Borrower credit quality and other factors.

  There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Special Risk Considerations."

  The Fund's Shares have no trading market and no market is expected to develop. You should consider your investment in the Fund to be illiquid. In order to provide Shareholders an opportunity to sell their Shares, the Fund currently intends to offer to repurchase a portion of its outstanding Shares each quarter at net asset value. There is no guarantee that you will be able to sell your Shares at any given time. If you hold your Shares for less than five years, you will likely be charged an early withdrawal charge at the time the Fund repurchases your Shares.

                               ------------------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THE SHARES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. A REPRESENTATION TO THE CONTRARY IS A CRIME.

                               ------------------

    SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT.

    The Fund continuously offers its Shares through Van Kampen Funds Inc., as principal underwriter, and through selected broker-dealers and financial services firms, at a price per Share equal to net asset value. There is no initial sales charge or underwriting discount on purchases of Shares. Van Kampen Funds Inc. will pay the broker-dealers and financial services firms participating in the continuous offering. The minimum initial investment is $1,000. The minimum initial investment for tax sheltered retirement plans is $250.

    The Fund's investment adviser is Van Kampen Investment Advisory Corp. This prospectus sets forth the information about the Fund that you should know before investing. You should keep it for future reference. More information about the Fund, including a Statement of Additional Information dated February 28, 2000, has been filed with the Securities and Exchange Commission. This information is available upon written or oral request without charge. The Fund's Statement of Additional Information is incorporated herein by reference. You may get a copy of it by calling 1-800-341-2911. A table of contents for the Statement of Additional Information is on page 29. The SEC maintains a web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference and other information about SEC registrants.

                             VAN KAMPEN FUNDS LOGO

                  THIS PROSPECTUS IS DATED FEBRUARY 28, 2000.

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                               TABLE OF CONTENTS
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                                                                PAGE
                                                                ----
Fund Expenses...............................................      3
Prospectus Summary..........................................      4
Financial Highlights........................................      7
The Fund....................................................      8
Investment Objective and Policies...........................      8
Special Risk Considerations.................................     12
Investment Practices and Special Risks......................     15
Taxation....................................................     18
Management of the Fund......................................     19
Distributions...............................................     20
Dividend Reinvestment Plan..................................     20
Repurchase of Shares........................................     21
Description of Common Shares................................     23
Purchasing Shares of the Fund...............................     25
Communications With Shareholders............................     27
Custodian, Dividend Disbursing and Transfer Agent...........     27
Legal Opinions..............................................     28
Experts.....................................................     28
Additional Information......................................     28
Table of Contents for the Statement of Additional
  Information...............................................     29
Appendix A..................................................    A-1

  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE FUND'S ADVISER OR VAN KAMPEN FUNDS INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

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FUND EXPENSES
--------------------------------------------------------------------------------

  The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load................................................     None
  Early Withdrawal Charge...................................  0.00-3.00%(1)
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS
  ATTRIBUTABLE TO COMMON SHARES)
  Investment Advisory and Administration Fees(2)............    1.17%
  Interest Payments on Borrowed Funds.......................    0.00%
  Other Expenses............................................    0.18%
                                                              ----------
      Total Annual Operating Expenses.......................    1.35%

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(1) An early withdrawal charge of 3.00% will be imposed on most Shares accepted by the Fund for repurchase within the first year after purchase and declining thereafter to 0.00% after the fifth year. See "Repurchase of Shares" for additional information.

(2) See "Management of the Fund" for additional information.

EXAMPLE

  An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

                                                              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                                              --------   -----------   ----------   ---------
Assuming no tender of Shares................................    $14          $43          $74         $162
Assuming tender and repurchase of Shares on last day of
period and imposition of maximum applicable early withdrawal
charge......................................................    $44          $63          $84         $162

  This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Total Annual Operating Expenses remain the same in the years shown. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

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                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

  This summary is qualified by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.

  THE FUND. Van Kampen Prime Rate Income Trust is a non-diversified, closed-end management investment company. The Fund completed an initial public offering of its common shares of beneficial interest in October, 1989. Since November, 1989 the Fund has continuously offered its Shares through Van Kampen Funds Inc. ("VKF") as principal underwriter. As of January 31, 2000, the Fund had 769,607,747 Shares outstanding and had net assets of $7,394,722,727.

  THE OFFERING. The Fund continuously offers Shares through VKF and through selected broker-dealers and financial services firms at net asset value. There is no initial sales charge or underwriting discount on purchases of Shares. VKF pays the broker-dealers and financial services firms participating in the continuous offering. The minimum initial investment is $1,000 and minimum subsequent investment is $100. The minimum initial investment for tax sheltered retirement plans is $250.

  INVESTMENT OBJECTIVE AND POLICIES. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. Although the Fund seeks capital preservation, it is not a money market fund or CD, and differs substantially from these products with respect to risks and liquidity, among other factors. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Special Risk Considerations."

  The Fund plans to invest at least 80% of its total assets in adjustable rate Senior Loans. Senior Loans are business loans made to Borrowers that may be corporations, partnerships or other entities. These Borrowers operate in a variety of industries and geographic regions. The interest rates on Senior Loans adjust periodically, and the Fund's portfolio of Senior Loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. The Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in its net asset value caused by changes in interest rates.

  Senior Loans generally are negotiated between a Borrower and several financial institution Lenders represented by one or more Lenders acting as agent of all the Lenders. The Agent is responsible for negotiating the Loan Agreement that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. The Fund may act as one of the group of Original Lenders originating a Senior Loan, may purchase Assignments of portions of Senior Loans from third parties and may invest in Participations in Senior Loans. Senior Loans may include certain foreign senior debt that is in the form of notes and not Loan Agreements.

  Senior Loans have the most senior position in a Borrower's capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of Seniors Loans a priority claim on some or all of the Borrower's assets in the event of default. Most of the Fund's Senior Loan investments will be secured by specific assets of the Borrower. Senior Loans also have contractual terms designed to protect Lenders. The Fund will only acquire Senior Loans of Borrowers that, in the Adviser's judgment, can make timely payments on their Senior Loans and that satisfy other credit standards established by the Adviser. Because of their protective features, the Fund and the Adviser believe that Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty may represent attractive investment opportunities. Investing in Senior Loans does, however, involve investment risk, and some Borrowers default on their Senior Loan payments. The Fund attempts to manage these risks through selection of a varied portfolio of Senior Loans and careful analyses and monitoring of Borrowers. Nevertheless, you should expect that the Fund's net asset value will fluctuate as a result of changes in the credit quality of Borrowers and other factors. See "Special Risk Considerations -- Borrower Credit Risk."

  Other important investment policies of the Fund include the following: The Fund may invest up to 20% of its total assets in Senior Loans that are not secured by any specific collateral; the Fund may invest up to 20% of its total assets in Senior Loans made to non-U.S. Borrowers provided that these Senior Loans are U.S. dollar denominated and pay principal and interest in U.S. dollars; and the Fund may invest up to 20% of its total assets in any combination of the following: (1) warrants, equity securities and junior debt securities in each case that are acquired in connection with the acquisition, restructuring or disposition of a Senior Loan, and (2) high quality short-term debt securities.

  SHARE REPURCHASES. The Fund currently intends, each quarter, to offer to repurchase a portion of its outstanding Shares at their then current net asset value. Each repurchase must be preapproved by the Fund's Board of Trustees. To date, the

Fund has repurchased Shares every quarter since it began operations. The Fund will impose an early withdrawal charge payable to VKF on most Shares accepted for repurchase that have been held for less than five years. There is no assurance that the Fund will in fact offer to repurchase any of its Shares. If the Fund does offer to repurchase Shares there is no guarantee that all or any Shares tendered will be purchased. The Fund may borrow to finance repurchases of Shares. Borrowings entail additional risks.

  INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser also serves as investment adviser to Van Kampen Senior Income Trust, a closed-end investment company listed on the New York Stock Exchange, and to Van Kampen Senior Floating Rate Fund, a closed-end investment company engaged in a continuous offering. These funds also invest primarily in Senior Loans. As of January 31, 2000, the Fund together with these funds had over $11.6 billion in managed assets. See "Management of the Fund."

  ADMINISTRATOR. VKF, the Fund's principal underwriter, also serves as the Fund's Administrator (in such capacity, the "Administrator"). See "Management of the Fund."

  FEES AND EXPENSES. The Fund will pay the Adviser a fee at an annualized rate of 0.95% of the average daily net assets of the Fund. This fee is reduced on assets in excess of $4 billion. The Fund will pay the Administrator a fee at an annual rate of 0.25% of the average daily net assets of the Fund. See "Management of the Fund."

  DISTRIBUTIONS. The Fund plans to make monthly distributions of substantially all net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Net realized long-term capital gains, if any, will be distributed at least annually.

  DIVIDEND REINVESTMENT PLAN. You may elect to have your dividends and capital gain distributions automatically reinvested in additional Shares purchased from the Fund at net asset value. If you do not elect to participate in this dividend reinvestment plan you will receive distributions in cash.

SPECIAL RISK CONSIDERATIONS

  NO TRADING MARKET FOR SHARES. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list the Shares for trading on any national securities exchange. There is no secondary trading market for Shares. An investment in the Shares is illiquid. If the Fund's Board of Trustees does not authorize the Fund to repurchase its Shares, you will not be able to sell your Shares. Even if the Fund does make repurchases, there is no guarantee that you will be able to sell all of the Shares that you desire to sell.

  SENIOR LOANS. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments, and the Adviser relies primarily on its own evaluation of Borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

  Senior Loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. Although the Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in net asset value as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for Senior Loans and result in fluctuations in the Fund's net asset value. However, many Senior Loans are of a large principal amount and are held by a large number of owners. In the Adviser's opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. Illiquid securities are also difficult to value. See "Investment Objective and Policies."

  Selling Lenders and other persons positioned between the Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries.

  BORROWER CREDIT RISK. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund's net asset value and market value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates.

  The Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio Senior Loans of Borrowers that have filed for bankruptcy protection. Because of the protective terms of Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior position. Uncollateralized Senior Loans involve a greater risk of loss.

  INVESTMENT IN NON-U.S. ISSUERS. The Fund may invest up to 20% of its total assets, measured at the time of investment, in U.S. dollar denominated Senior Loans to Borrowers that are organized or located in countries other than the United States. Although the Senior Loans will require payment of interest and principal in U.S. dollars, these Borrowers may have significant non-U.S. dollar revenues. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, fluctuations in currency values and the potential for political, social and economic adversity.

  PARTICIPATIONS. The Fund may purchase Participations in Senior Loans. Under a Participation, the Fund generally will have rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by Assignment. In a Participation, the Fund typically has a contractual relationship with the Lender selling the Participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender's interest in the Senior Loan.

  FUND BORROWINGS. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed) to finance repurchases of Shares. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of any borrowings will be senior to the rights of Shareholders. The loan agreement for any borrowing likely will limit certain activities of the Fund, including the payment of dividends to holders of Shares in certain circumstances. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to Shareholders. The Fund will not use borrowings for investment leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings exceed 5% of the Fund's total assets (including the amount borrowed). See "Repurchase of Shares."

  NON-DIVERSIFIED STATUS. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower and Participations purchased from a single Lender. Although the Fund does not intend to invest more than 5% of the value of its assets in Senior Loans of a single Borrower, it may invest more than 5% of its assets in Participations purchased from a single Lender. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers.

  CERTAIN INVESTMENT PRACTICES. The Fund may use various investment practices that involve special risks, including engaging in interest rate and other hedging and risk management transactions. See "Investment Practices and Special Risks."

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FINANCIAL HIGHLIGHTS (for one Share of the Fund outstanding throughout the periods indicated)
--------------------------------------------------------------------------------

The following schedule presents financial highlights for one Share of the Fund outstanding throughout the periods indicated. The financial highlights have been audited by KPMG LLP, independent certified public accountants for the periods indicated except as previously noted, and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information.

                                                                           YEAR ENDED JULY 31
                                      ---------------------------------------------------------------------------------------------
                                        1999       1998       1997       1996       1995       1994       1993      1992    1991(1)
                                      --------     ----       ----       ----       ----       ----       ----      ----    -------
Net Asset Value, Beginning of
 Period............................   $  9.976   $  9.963   $ 10.002   $ 10.046   $ 10.052   $ 10.004   $  9.998   $9.985   $10.008
                                      --------   --------   --------   --------   --------   --------   --------   ------   -------
 Net Investment Income.............       .640       .675       .701       .735       .756       .618       .600     .698     .907
 Net Realized and Unrealized
   Gain/Loss.......................      (.125)      .015      (.042)     (.028)     (.004)      .015       .008     .004    (.008)
                                      --------   --------   --------   --------   --------   --------   --------   ------   -------
Total from Investment
 Operations........................       .515       .690       .659       .707       .752       .633       .608     .702     .899
                                      --------   --------   --------   --------   --------   --------   --------   ------   -------
Less:
 Distributions from Net Investment
   Income..........................       .637       .677       .698       .751       .758       .585       .600     .689     .910
 Distributions in Excess of Net
   Investment Income...............        -0-        -0-        -0-        -0-        -0-        -0-       .002      -0-     .012
                                      --------   --------   --------   --------   --------   --------   --------   ------   -------
Total Distributions................       .637       .677       .698       .751       .758       .585       .602     .689     .922
                                      --------   --------   --------   --------   --------   --------   --------   ------   -------
Net Asset Value, End of Period.....   $  9.854   $  9.976   $  9.963   $ 10.002   $ 10.046   $ 10.052   $ 10.004   $9.998   $9.985
                                      ========   ========   ========   ========   ========   ========   ========   ======   =======
Total Return(2)....................      5.23%      7.22%      6.79%      7.22%      7.82%      6.52%      6.17%    7.25%    9.41%
Net Assets at End of Period (in
 millions).........................   $8,136.4   $7,312.9   $6,237.0   $4,865.8   $2,530.1   $1,229.0   $  966.7   $928.3   $997.5
Ratio of Expenses to Average Net
 Assets............................      1.35%      1.41%      1.42%      1.46%      1.49%      1.53%      1.53%    1.55%    1.56%
Ratio of Net Investment Income to
 Average Net Assets................      6.48%      6.81%      7.02%      7.33%      7.71%      6.16%      5.96%    6.98%    8.91%
Portfolio Turnover(3)..............        44%        73%        83%        66%        71%        74%        67%      59%      41%

                                     OCTOBER 4, 1989
                                      (COMMENCEMENT
                                      OF INVESTMENT
                                     OPERATIONS) TO
                                      JULY 31, 1990
                                     ---------------
Net Asset Value, Beginning of
 Period............................      $10.000
                                         -------
 Net Investment Income.............         .815
 Net Realized and Unrealized
   Gain/Loss.......................         .005
                                         -------
Total from Investment
 Operations........................         .820
                                         -------
Less:
 Distributions from Net Investment
   Income..........................         .812
 Distributions in Excess of Net
   Investment Income...............          -0-
                                         -------
Total Distributions................         .812
                                         -------
Net Asset Value, End of Period.....      $10.008
                                         =======
Total Return(2)....................        8.51%*
Net Assets at End of Period (in
 millions).........................      $ 659.1
Ratio of Expenses to Average Net
 Assets............................        1.59%
Ratio of Net Investment Income to
 Average Net Assets................        9.91%
Portfolio Turnover(3)..............          53%*

----------------
(1) If certain expenses had not been assumed by the investment adviser in 1991, total return would have been lower and the ratios would have been as follows: Ratio of Expenses to Average Net Assets (Annualized) 1.58%; Ratio of Net Investment Income to Average Net Assets
    (Annualized) 8.89%.

(2) Total Return is based upon net asset value which does not include payment of the early withdrawal charge.

(3) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

*  Non-Annualized

          See Financial Statements and Notes to Financial Statements.

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THE FUND
--------------------------------------------------------------------------------

  Van Kampen Prime Rate Income Trust (the "Fund") is a non-diversified, closed-end management investment company. It was organized as a Massachusetts business trust on July 14, 1989. It commenced investment operations on October 4, 1989 and on July 17, 1998 adopted its current name. The Fund completed an initial public offering of its common shares of beneficial interest ("Shares") in October, 1989. Since November, 1989, the Fund has continuously offered its Shares through Van Kampen Funds Inc. ("VKF") as principal underwriter. The net proceeds from the sale of the Shares will be invested in accordance with the Fund's investment objective and policies or used for other operating purposes contemplated by this prospectus. The Fund expects that it ordinarily will be able to invest the net proceeds from the sale of Shares within approximately 30 days of receipt. The Fund's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 and its telephone number is 1-800-421-5666.

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INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

  The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. An investment in the Fund may not be appropriate for all investors and should not be considered a complete investment program. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Special Risk Considerations."

DESCRIPTION OF SENIOR LOANS

  In normal market conditions, the Fund plans to invest at least 80% of its assets in adjustable rate senior loans ("Senior Loans"). Because Senior Loans have very large minimum investments, typically $5 million or more, the Fund provides individual investors access to a market that normally is limited to institutional investors.

  INTEREST RATES AND MATURITY. Interest rates on Senior Loans adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks (the "Prime Rate") or the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. LIBOR, as provided for in Loan Agreements, usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar denominated deposits. The Adviser believes that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to the most creditworthy borrowers, although it may not be the bank's lowest available rate. The Fund expects that at least 65% of its assets will be invested in Senior Loans that at the time of investment provided the Borrower with the option of selecting an interest rate that is based on the Prime Rate. The CD rate, as provided for in Loan Agreements, usually is the average rate paid on large certificates of deposit traded in the secondary market.

  Interest rates on Senior Loans may adjust daily, monthly, quarterly, semi-annually or annually. The Fund will not invest more than 5% of its total assets in Senior Loans with interest rates that adjust less often than semi-annually. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of Senior Loans. If the Fund does so, it considers the shortened period to be the adjustment period of the Senior Loan. The Fund's portfolio of Senior Loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. As short term interest rates rise, interest payable to the Fund should increase. As short term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of Senior Loans.

  When interest rates rise, the values of fixed income securities generally decline. When interest rates fall, the values of fixed income securities generally increase. The Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in the Fund's net asset value caused by changes in interest rates. The Fund expects the values of its Senior Loan investments to fluctuate less than the values of fixed rate, longer-term income securities in response to the changes in interest rates. Changes in interest rates can, however, cause some fluctuation in the Fund's net asset value.

  The Fund expects that its Senior Loans will have stated maturities ranging from three to ten years, although the Fund has no policy limiting the maturity of Senior Loans that it purchases. Senior Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of Senior Loans may be considerably less than their stated maturity. The Fund estimates that the actual maturity of the Senior Loans in its portfolio will be approximately 18-24 months. Because the interest rates on Senior Loans adjust periodically, the Fund and the Adviser believe that the reinvestment by the Fund in Senior Loans after prepayment should not result in a significant reduction in the interest payable to the Fund. Fees received by the Fund may even enhance the Fund's income. See " -- The Senior Loan Process," below.

  PROTECTIVE PROVISIONS OF SENIOR LOANS. Senior Loans have the most senior position in a Borrower's capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of Senior Loans a priority claim on some or all of the Borrower's assets in the event of default. Most of the Fund's Senior Loan investments will be secured by specific assets of the Borrower. These Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, such as trademarks, accounts receivable, inventory, buildings, real estate, franchises, and common and preferred stock in its subsidiaries and affiliates. Collateral may also include guarantees or other credit support by affiliates of the Borrower. In some cases, a collateralized Senior Loan may be secured only by stock of the Borrower or its subsidiaries. The Loan Agreement may or may not require the Borrower to pledge additional collateral to secure the Senior Loan if the value of the initial collateral declines. In certain circumstances, the Loan Agreement may authorize the Agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. The Fund may invest up to 20% of its total assets in Senior Loans that are not secured by specific collateral. Such unsecured Senior Loans involve a greater risk of loss.

  Senior Loans also have contractual terms designed to protect Lenders. Loan Agreements often include restrictive covenants that limit the activities of the Borrower. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments.

  BORROWERS. Senior Loans are loans made to corporations, partnerships and other entities ("Borrowers"). Borrowers operate in a variety of industries and geographic regions. The Fund does not intend to invest more than 5% of its total assets in Senior Loans of a single Borrower. In addition, the Fund will not invest more than 25% of its total assets in Borrowers that conduct their principal businesses in the same industry. Most Senior Loans are made to U.S. Borrowers. The Fund may, however, invest up to 20% of its total assets in Senior Loans made to non-U.S. Borrowers. These Senior Loans must be U.S. dollar denominated and pay principal and interest in U.S. dollars. Investing in Senior Loans of non-U.S. Borrowers involves special risks. See "Special Risk Considerations -- Investment in Non-U.S. Issuers."

  The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock. Senior Loans typically have the most senior claim on Borrower's assets and common stock the most junior claim. The proceeds of Senior Loans that the Fund will purchase usually will be used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes.

  The Fund may purchase and retain in its portfolio Senior Loans of Borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Because of the protective features of Senior Loans, the Fund and the Adviser believe that Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty may represent attractive investment opportunities. Investing in Senior Loans does, however, involve investment risk, and some Borrowers default on their Senior Loan payments. The Fund attempts to manage these risks through selection of a varied portfolio of Senior Loans and analyses and monitoring of Borrowers.

  The Fund invests in a Senior Loan only if, in the Adviser's judgment, the Borrower can meet its payment obligations. The Adviser performs its own independent credit analysis of the Borrower in addition to utilizing information prepared and supplied by the Agent or other Lenders. When evaluating a Borrower the Adviser considers many factors, including the Borrower's past and future projected financial performance. The Adviser also considers a Borrower's management, collateral and industry. The Fund acquires a collateralized Senior Loan only if the Adviser believes that the collateral coverage equals or exceeds the outstanding principal amount of the Senior Loan. The Adviser continues to monitor a

Borrower on an ongoing basis for so long as the Fund continues to own the Senior Loan. Although the Adviser will use its best judgment in selecting Senior Loans, there can be no assurance that such analysis will disclose factors that may impair the value of a Senior Loan. You should expect the Fund's net asset value to fluctuate as a result of changes in the credit quality of Borrowers and other factors. A serious deterioration in the credit quality of a Borrower could cause a permanent decrease in the Fund's net asset value. See "Special Risk Considerations -- Borrower Credit Risk."

  The Adviser generally relies on its own credit analyses of Borrowers and not on analyses prepared by ratings agencies or other independent parties. There is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments. Although a Senior Loan may not be rated by any rating agency at the time the Fund purchases the Senior Loan, rating agencies have become more active in rating an increasing number of Senior Loans and at any given time a substantial portion of the Senior Loans in the Fund's portfolio may be rated. The lack of a rating does not necessarily imply that a Senior Loan is of lesser investment quality. There is no limit on the percentage of the Fund's assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but of comparable quality.

  The following table sets forth the percentage of the Fund's net assets invested in rated and unrated obligations (using the higher of Standard & Poor's or Moody's Investors Service, Inc. rating categories), based on valuations as of January 31, 2000:

Rated Obligations...........................................  72.4%
A/A: 0.1%; BBB/Baa: 2.3%; BB/Ba: 41.9%; B/B: 22.4%; CCC/Caa:
  5.3%; D: 0.4%
Unrated Obligations.........................................  27.6%

THE SENIOR LOAN PROCESS

  Senior Loans generally are negotiated between a Borrower and several financial institutions ("Lenders") represented by one or more Lenders acting as agent ("Agent") of all the Lenders. The Agent is responsible for negotiating the loan agreement ("Loan Agreement") that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. The Agent is paid a fee by the Borrower for its services.

  The Agent generally is required to administer and manage the Senior Loan on behalf of other Lenders. When evaluating Senior Loans, the Adviser may consider, and may rely in part on, analysis performed by the Agent and other Lenders. This analysis may include an evaluation of the value and sufficiency of any collateral securing Senior Loans. As to collateralized Senior Loans, the Agent usually is required to monitor the collateral. The Agent may rely on independent appraisals of specific collateral. The Agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The Agent generally is also responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing a Senior Loan.

  The Fund normally relies on the Agent to collect principal of and interest on a Senior Loan. Furthermore, the Fund also relies in part on the Agent to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and to notify the Fund (or the Lender from whom the Fund has purchased a Participation) of any adverse change in the Borrower's financial condition. The Fund acts as a Lender with respect to a syndicated Senior Loan only where the Agent at the time of investment has outstanding debt or deposit obligations rated investment grade by a rating agency or determined by the Adviser to be of comparable quality. A rating agency's top four major rating categories generally are considered to be investment grade. For a description of Moody's Investor's Service, Inc. rating categories, see Appendix A. The lowest tier of investment grade rating is considered to have speculative characteristics. The Fund will not purchase interests in Senior Loans unless the Agent, Lender and any other person positioned between the Fund and the Borrower has entered into an agreement that provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Insolvency of the Agent or other persons positioned between the Fund and the Borrower could result in losses for the Fund. See "Special Risk Considerations -- Senior Loans."

  The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers include three primary types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders when a Senior Loan is originated. Commitment fees are paid to Lenders on an ongoing basis based on the unused portion of a Senior Loan commitment. Lenders may receive prepayment penalties when a Borrower prepays a Senior Loan. The Fund receives these fees directly from the Borrower if the Fund is an Original Lender (as defined below) or, in the case of commitment fees and prepayment penalties, if the Fund acquires an Assignment. Whether the Fund receives a facility fee in the case of an Assignment, or any fees in the case of a Participation, depends on negotiations between the Fund and the Lender selling such interests. When the Fund buys an Assignment, it may be required to pay a fee to the Lender selling the Assignment, or to forgo a portion of interest and fees payable to the Fund. Occasionally, the assignor pays a fee to the assignee. A person selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee. The Fund may be required to pass along to a person that buys a Senior Loan from the Fund a portion of any fees that the Fund is entitled to.

  The Fund may have obligations under a Loan Agreement, including the obligation to make additional loans in certain circumstances. The Fund intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans as a reserve. The Fund will not purchase a Senior Loan that would require the Fund to make additional loans if, as a result of such purchase, all of the Fund's additional loan commitments in the aggregate would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the asset composition requirements set forth under the heading "Investment Restrictions" in the Statement of Additional Information.

TYPES OF SENIOR LOAN INVESTMENTS

  The Fund may act as one of the group of Lenders originating a Senior Loan (an "Original Lender"), may purchase assignments or novations ("Assignments") of portions of Senior Loans from third parties, and may invest in participations ("Participations") in Senior Loans. Senior Loans also include certain foreign debt obligations that are in the form of notes rather than Loan Agreements. All of these interests in Senior Loans are sometimes referred to simply as Senior Loans.

  ORIGINAL LENDER. When the Fund acts as an Original Lender it may participate in structuring the Senior Loan. When the Fund is an Original Lender it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of interest on or principal of a Senior Loan, releasing collateral, changing the maturity of a Senior Loan or a change in control of the Borrower frequently require the unanimous vote or consent of all Lenders affected. The Fund will never act as the Agent or principal negotiator or administrator of a Senior Loan.

  ASSIGNMENTS. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  PARTICIPATIONS. When the Fund purchases a Participation in a Senior Loan, the Fund will usually have a contractual relationship only with the Lender selling the Participation and not with the Borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of such payments from the Borrower. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender.

  The Fund has taken the following measures in an effort to minimize these risks. The Fund will only acquire Participations if the Lender selling the Participation and any other persons positioned between the Fund and the Lender
(i) has, at the time of investment, outstanding debt or deposit obligations rated investment grade by a rating agency or that are determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

  The Fund generally will not have the right to enforce compliance by the Borrower with the Loan Agreement, nor rights to any funds acquired by other Lenders through set-off against the Borrower. In addition, when the Fund holds a Participation in a Senior Loan it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. The Fund may not benefit directly from the collateral supporting a Senior Loan in which it has purchased the Participation, although Lenders that sell Participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such Participations.

  OTHER SENIOR DEBT SECURITIES. The Fund may invest up to 5% of its total assets in certain senior debt securities that are in the form of notes rather than Loan Agreements. The Fund expects to purchase these senior debt securities only in the case of non-U.S. Borrowers. The Fund will only purchase senior debt securities if (i) the senior debt securities represent the only form of senior debt financing of the Borrower or (ii) the senior debt securities are pari passu in the capital structure with other Senior Loans of a Borrower and the Adviser determines that the terms, conditions, covenants and collateral package of the senior debt securities are substantially similar, or more favorable to the Fund, compared to the other Senior Loans of such Borrower. There may be no person performing the role of the Agent for senior debt securities. As a result, the Fund may be more dependent on the ability of the Adviser to monitor and administer these Senior Loans. Senior debt securities will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its total assets in Senior Loans.

  The Fund also may invest up to 5% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss; as a result, a relatively small decline in the value of a referenced Senior Loan could result in a relatively large loss in the value of a structured note. Structured notes will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its total assets in Senior Loans.

OTHER IMPORTANT INVESTMENT POLICIES

  The Fund may invest up to 20% of its total asset in warrants, equity securities and junior debt securities acquired in connection with the acquisition, restructuring or disposition of Senior Loans. The Fund also may convert a warrant into the underlying security. Although the Fund generally will acquire interests in warrants, equity and junior debt securities only when the Adviser believes that the value being given by the Fund is substantially outweighed by the potential value of such interests, investment in warrants, equity and junior debt securities entails certain risks in addition to those associated with investments in Senior Loans including the potential for increasing fluctuations in the Fund's net asset value. Any equity securities and junior debt securities held by the Fund will not be treated as Senior Loans and thus will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans.

  During normal market conditions, the Fund may invest up to 20% of its total assets in high quality, short-term debt securities with remaining maturities of one year or less. These may include commercial paper rated at least in the top two rating categories, or unrated commercial paper considered by the Adviser to be of similar quality; interests in short-term loans of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such top two rating categories, or having no rating but determined by the Adviser to be of comparable quality; certificates of deposit and bankers' acceptances; and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities may pay interest at adjustable rates or at fixed rates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and such high quality, short-term debt securities.

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                          SPECIAL RISK CONSIDERATIONS
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  NO TRADING MARKET FOR SHARES. The Fund is a closed-end investment company designed for long-term investors. The Fund does not intend to list the Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Shares. The Shares are illiquid. In the event that the Fund's Board of Trustees does not authorize the Fund to make repurchases of its Shares, you will not be able to otherwise sell your Shares. Even if the Fund does make repurchases, there is no guarantee that you will be able to resell to the Fund all of the Shares that you desire to sell at any particular time.

  SENIOR LOANS. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments, and the Adviser relies primarily on its own evaluation of Borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

  Senior Loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. However, many Senior Loans are of a large principal amount and are held by a large number of owners. In the Adviser's opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The substantial portion of the Fund's assets invested in Senior Loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Shares. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value and market price per Share. Illiquid securities are also difficult to value.

  If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

  Selling Lenders and other persons positioned between the Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

  Should an Agent or a Lender positioned between the Fund and a Borrower become insolvent or enter FDIC receivership or bankruptcy, where the Fund is an Original Lender or has purchased an Assignment any interest of such person in the Senior Loan and in any loan payment held by such person for the benefit of the Fund should not be included in the person's estate. If, however, these items are included in their estate, the Fund would incur costs and delays in realizing payment and could suffer a loss of principal or interest.

  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to Lenders. Such court action could under certain circumstances include invalidation of Senior Loans.

  BORROWER CREDIT RISK. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan results in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund's net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of Senior Loans and in the Fund's net asset value.

  The Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans of Borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations that are rated below investment grade. More recently, rating agencies have begun rating Senior Loans, and Senior Loans in the Fund's portfolio may themselves be rated below investment grade. The Fund may invest a substantial portion of its assets in Senior Loans of Borrowers that have outstanding debt obligations rated below investment grade or that are unrated but of comparable quality to such securities. Debt securities rated below investment grade are viewed by the rating agencies as speculative and are commonly known as "junk bonds." Senior Loans generally are not rated at the time that the Fund purchases them. If a Senior Loan is rated at the time of purchase, the Adviser may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependant on the Adviser's credit analysis abilities. Because of the protective terms of Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. The values of Senior Loans of Borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty will reflect, among other things, the Adviser's assessment of the likelihood that the Fund ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. As of January 31, 2000, the Fund held in its portfolio and has reduced the value of 9 Senior Loans (the aggregate value of which represented approximately 3.1% of the value of the Fund's net assets on such date) of Borrowers that were subject to protection under the federal bankruptcy laws.

  In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior positions. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized Senior Loans involve a greater risk of loss.

  INVESTMENT IN NON-U.S. ISSUERS. The Fund may invest up to 20% of its total assets, measured at the time of investment, in U.S. dollar denominated Senior Loans to Borrowers that are organized or located in countries other than the United States. Although the Senior Loans will require payment of interest and principal in U.S. dollars, these Borrowers may have significant non-U.S. dollar revenues. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, fluctuations in currency values and the potential for political, social and economic adversity.

  EQUITY SECURITIES AND JUNIOR DEBT SECURITIES. Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower's assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Fund's net asset value.

  PARTICIPATIONS. The Fund may purchase Participations in Senior Loans. Under a Participation the Fund generally will have rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by Assignment. In a Participation the Fund typically has a contractual relationship with the Lender selling the Participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender's interest in the Senior Loan.

  FUND BORROWINGS. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed) to finance repurchases of Shares. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of any borrowings will be senior to the rights of Shareholders. The loan agreement for any borrowing likely will limit certain activities of the Fund, including the payment of dividends to holders of Shares in certain circumstances. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to Shareholders. Borrowings may also result in greater volatility in the Fund's net asset value. The Fund will not use borrowings for investment leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings exceed 5% of the Fund's total assets (including the amount borrowed). See "Repurchase of Shares."

  NON-DIVERSIFIED STATUS. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower and Participations purchased from a single Lender. Although the Fund does not intend to invest more than 5% of the value of its assets in Senior Loans of a single Borrower, it may invest more than 5% of its assets in Participations purchased from a single Lender. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers.

  ANTI-TAKEOVER PROVISIONS. The Fund's Declaration of Trust includes provisions that could limit the ability of other persons to acquire control of the Fund or to change the composition of its Board of Trustees. See "Description of Capital Structure -- Anti-Takeover Provisions in the Declaration of Trust."

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INVESTMENT PRACTICES AND SPECIAL RISKS
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  The Fund may use interest rate and other hedging transactions, lend portfolio holdings, purchase and sell Senior Loans and other securities on a "when issued" or "delayed delivery" basis, and use repurchase and reverse repurchase agreements. These investment practices involve risks. Although the Adviser believes that these investment practices may aid the Fund in achieving its investment objective, there is no assurance that these practices will achieve this result.

INTEREST RATE AND OTHER HEDGING TRANSACTIONS

  The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. In addition, the Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Fund does not intend to engage in such transactions to enhance the yield on its portfolio to increase income available for distributions. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The Fund will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Fund's portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

  The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio the Borrower to which has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

  In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

  The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates in incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

  Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

  New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

LENDING OF PORTFOLIO HOLDINGS

  The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund. No specific limitation exists as to the percentage of the Fund's assets which the Fund may lend.

"WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

  The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

  The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain in a segregated account with its custodian cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

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TAXATION
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  The Fund has elected and qualified, and intends to continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (including, among other things, interest and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) in each year and meets certain other requirements, the Fund will not be required to pay federal income taxes on any income distributed to shareholders. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as a corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

  Distributions. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gain ("capital gain dividends"), if any, are taxable to holders of Shares at the rates applicable to long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  Sale of Shares. Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares and the amount received. If such Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. It is possible, although the Fund believes it is unlikely, that, in connection with a tender offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than as gain or loss), which in turn may result in deemed distributions subject to tax as ordinary income for non-tendering shareholders. The federal income tax consequences of the repurchase of Shares pursuant to tender offers will be disclosed in the related offering documents. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  Capital Gains Rates. The maximum tax rate applicable to net capital gain recognized by individuals and certain other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

  General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal and state tax consequences of purchasing, holding and disposing of Shares, as well as the effects of other state, local and foreign tax laws and any proposed tax law changes.

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MANAGEMENT OF THE FUND
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BOARD OF TRUSTEES

  The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement, is the responsibility of the Fund's Board of Trustees.

THE ADVISER

  Van Kampen Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"), Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

  Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision, as of December 31, 1999. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading financial advisers nationwide.

  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

  INVESTMENT ADVISORY AGREEMENT. Subject to the authority of the Board of Trustees, the Adviser and the Fund's officers will supervise and implement the Fund's investment activities and will be responsible for overall management of the Fund's business affairs. The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund requires the Adviser to supply investment research and portfolio management. The Adviser's responsibilities include, but are not limited to:

  - selecting which securities the Fund should purchase, hold or sell;

  - choosing the brokers through which the Fund will execute its portfolio transactions,

  - furnishing offices, necessary facilities and equipment, and

  - permitting the use of its officers and employees to serve without compensation as Trustees and officers of the fund.

  For the services provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser an annualized fee (accrued daily and paid monthly) equal to the percentage of the Fund's average net assets shown in the table below. The advisory fee is higher than the fees paid by most management investment companies, although it is comparable to the fees paid by several publicly offered, closed-end management investment companies with investment objectives and policies similar to those of the Fund.

AVERAGE DAILY NET ASSETS   PERCENT PER ANNUM
------------------------   -----------------
   First $4.0 Billion       0.950 of 1.00%
   Next $ 3.5 Billion       0.900 of 1.00%
   Next $ 2.5 Billion       0.875 of 1.00%
   Over $10.0 Billion       0.850 of 1.00%

  PORTFOLIO MANAGEMENT. Howard Tiffen, Senior Vice President and Director of Senior Loans of the Adviser, is primarily responsible for the day-to-day management of the Fund. Mr. Tiffen assumed portfolio management responsibilities for the

Fund in December 1999. Mr. Tiffen also has primary responsibility for the day-to-day management of the portfolio of the Van Kampen Senior Floating Rate Fund, a continuously offered closed end investment company, and Van Kampen Senior Income Trust, a closed end investment company listed on the New York Stock Exchange, both investing primarily in Senior Loans and having investment objectives and policies substantially similar to those of the Fund. Mr. Tiffen has over 25 years of investment experience and manages over $13 billion in senior loan assets for Van Kampen. Mr. Tiffen is also Senior Vice President and Director of Senior Loans of Van Kampen Asset Management Inc. and Van Kampen Management Inc. Prior to joining the Adviser, Mr. Tiffen was senior portfolio manager for Pilgrim Investments' Senior Floating Rate Investment Management business from 1995 to 1999, where he managed the Pilgrim Prime Rate Trust and other structured senior loan portfolios. From 1982 to 1995, Mr. Tiffen held positions in the lending and capital markets functions at Bank of America, and its predecessor, Continental Bank. Mr. Tiffen received a bachelor's degree from Northwestern University, Chicago, Illinois. He also is an associate of the Chartered Institute of Bankers and a member of the Economic Club of Chicago.

  THE ADMINISTRATOR. VKF, the Fund's principal underwriter, also serves as the Fund's Administrator (in such capacity, the "Administrator"). Its principal business address is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The Administrator is the parent company of the Adviser.

  Pursuant to the administration agreement between the Fund and the Administrator (the "Administration Agreement"), the Administrator (i) monitors provisions of Loan Agreements and any Participations and Assignments and is responsible for recordkeeping for Senior Loans; (ii) arranges for the printing and dissemination of reports to holders of Shares; (iii) arranges for dissemination of the Fund's proxy and any tender offer materials to holders of Shares, and oversees the tabulation of proxies by the Fund's transfer agent;
(iv) negotiates the terms and conditions under which custodian services are provided to the Fund and the fees to be paid by the Fund in connection therewith; (v) negotiates the terms and conditions under which dividend disbursing services are provided to the Fund, and the fees to be paid by the Fund in connection therewith and reviews the provision of dividend disbursing services to the Fund; (vi) provides the Fund's dividend disbursing agent and custodian with such information as is required for them to effect payment of dividends and distributions and to implement the Fund's dividend reinvestment plan; (vii) makes such reports and recommendations to the Board of Trustees as the Trustees reasonably request; and (viii) provides shareholder services to holders or potential holders of the Fund's securities.

  For the services rendered to the Fund and related expenses borne by the Administrator, the Fund pays the Administrator a fee, accrued daily and paid monthly, at the annualized rate of 0.25% of the Fund's net assets.

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DISTRIBUTIONS
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  The Fund's present policy is to declare daily and pay monthly distributions to holders of Shares of substantially all of the Fund's net investment income. Net investment income consists primarily of interest income, fee income and other ordinary income earned by the Fund, less all expenses of the Fund. Expenses of the Fund are accrued each day. Distributions cannot be assured, and the amount of each monthly distribution is likely to vary. The Fund may realize capital gains or losses when it sells securities depending on whether the sales prices for the securities sold are higher or lower than the purchase prices. The Fund's net capital gain, if any, generally will be distributed at least annually. You may elect to have distributions automatically reinvested in additional Shares. See "Dividend Reinvestment Plan."

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DIVIDEND REINVESTMENT PLAN
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  You may choose to have your dividend and capital gain distributions reinvested in additional Shares at net asset value (without a sales charge). If you do not make this election, all distributions will be made in cash.

  All correspondence concerning the dividend reinvestment plan should be directed to the State Street Bank and Trust Company, as Plan Agent, c/o Van Kampen Investor Services Inc., P.O. Box 218256, Kansas City, MO 64121-8256. Please call (800) 341-2911 between the hours of 7:00 a.m. and 7:00 p.m. Central Standard Time if you have questions regarding the Plan. See "Dividend Reinvestment Plan" in the Statement of Additional Information.

  DIVIDEND DIVERSIFICATION. A shareholder also may, upon written request by completing the appropriate section of the application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on Shares invested into shares of certain mutual funds advised by the Adviser or its affiliates, so long as a pre-existing account for such shares exists for the shareholder. A shareholder may call the phone numbers shown above to obtain a list of the mutual funds available and to request current prospectuses.

  If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the distribution payment date. Purchases may be made only if shares of the selected fund are available for sale in the investor's state.
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REPURCHASE OF SHARES
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  The Board of Trustees of the Fund currently intends, each quarter, to consider authorizing the Fund to repurchase Shares through a tender offer for all or a portion of the Fund's then outstanding Shares. Such repurchases would be made at the net asset value of the Shares on the expiration date of the tender offer. Management of the Fund expects to recommend that the Board of Trustees approve such repurchases quarterly. Although tender offers, if undertaken and completed, will provide some liquidity for holders of the Shares, there is no assurance that tender offers will in fact be undertaken or completed or, if completed, that they will provide sufficient liquidity for all holders of Shares who may desire to sell such Shares. As such, investment in the Shares should be considered illiquid. As of the date of this Prospectus, the Fund has commenced and consummated tender offers in each quarter since the commencement of investment operations. An early withdrawal charge payable to VKF will be imposed on most Shares accepted for tender by the Fund which have been held for less than five years, as described below.

  Although the Board of Trustees believes that tender offers for the Shares generally would increase the liquidity of the Shares, the repurchase of Shares by the Fund will decrease the total assets of the Fund and, therefore, increase the Fund's expense ratio. Because of the nature of the Fund's portfolio, the Adviser anticipates potential difficulty in disposing of portfolio securities in order to consummate tender offers for the Shares. As a result, the Fund may be required to increase the amount of its portfolio invested in cash or short-term investments in anticipation of tender offers or borrow money in order to finance repurchases. Cash and short-term investments generally produce a lower return than investment in Senior Loans and borrowing involves costs and expenses.

  Even if a tender offer has been made, the Trustees' announced policy, which may be changed by the Trustees, is that the Fund cannot accept tenders if (1) in the reasonable judgment of the Trustees, there is not sufficient liquidity of the assets of the Fund; (2) such transactions, if consummated, would (a) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's taxable income to be taxed at the Fund level, as more fully described in "Taxation") or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' reasonable judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect on the Fund or the holders of its Shares if Shares were repurchased. The Trustees may modify these conditions in light of experience. Any tender offer made by the Fund for its Shares will be at a price equal to the net asset value of the Shares determined at the close of business on the day the offer ends.

  The Fund's Declaration of Trust authorizes the Fund, without prior approval of the holders of Shares, to borrow money in an amount up to 33 1/3% of the Fund's total assets, for the purpose of, among other things, obtaining short-term credits in connection with tender offers by the Fund for Shares. In this connection, the Fund may issue notes or other evidence of indebtedness or secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowing, must have an "asset coverage" of at least 300%. With respect to any such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing by the Fund. The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Shares in certain circumstances. Further, the terms of any such borrowing may and the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of the Fund. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to the holders of Shares. The Fund does not intend to use borrowings for long-term financial leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments, pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed).

  The Fund has entered into a Second Amendment and Restatement of Credit Agreement, dated as of June 14, 1999 (the "Credit Agreement") among the Fund and Van Kampen Senior Floating Rate Fund, as borrowers, the banks party thereto (the "Financial Institutions"), and Bank of America National Trust and Savings Association ("BofA"), as agent, pursuant to which the Financial Institutions have committed to provide a joint credit facility of up to $500,000,000 to the Fund and Van Kampen Senior Floating Rate Fund, which is not secured by the assets of the Fund or other collateral. This credit facility can provide the Fund with additional liquidity to meet its obligations to purchase Shares pursuant to any tender offer that the Fund may make. The credit facility provided pursuant to the Credit Agreement will terminate on June 13, 2000, unless extended by its terms. As of the date of this Prospectus, the Fund has not drawn any of the funds available under the Credit Agreement. See "Repurchase of Shares" in the Statement of Additional Information.

  Should the Fund determine to make a tender offer for its Shares, a notice describing the tender offer, containing information shareholders should consider in deciding whether to tender their Shares and including instructions on how to tender Shares will be sent to shareholders of record. Information concerning the purchase price to be paid by the Fund and the manner in which shareholders may ascertain net asset value during the pendency of a tender offer will also be set forth in the notice. The Fund will purchase Shares tendered in accordance with the terms of the offer unless it determines to terminate the offer. Costs associated with the tender will be charged against capital. See the Statement of Additional Information for additional information concerning repurchase of Shares.

  Upon the death of a holder of Shares, VKF will waive any early withdrawal charge (discussed below) applicable to the first $100,000 worth of such holder's Shares repurchased pursuant to a tender offer commenced within one year of such holder's death; provided that the Fund's transfer agent has received, on VKF's behalf, proper notice of the death of such holder. For this purpose, the transfer agent will be deemed to have received proper notice of such holder's death upon its receipt of (i) a duly executed Letter of Transmittal duly submitted in connection with a tender offer, (ii) a written request for waiver of the early withdrawal charge, in form satisfactory to the transfer agent, signed by the holder's duly authorized representative or surviving tenant, (iii) appropriate evidence of death and (iv) appropriate evidence of the authority of the representative of the deceased holder or surviving tenant. Shares held in joint tenancy or tenancy in common will be deemed to be held by a single holder (which may be either tenant in the case of joint tenancy) and the death of any such tenant will be deemed to be the death of such holder of Shares. Information concerning the waiver of the early withdrawal charge may be obtained by contacting the Fund.

  EARLY WITHDRAWAL CHARGE. An early withdrawal charge designed to recover offering expenses will be charged in connection with most Shares held for less than five years which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge will be imposed on a number of Shares accepted for cash tender from a record holder of Shares the value of which exceeds the aggregate value at the time the tender is accepted of (a) all Shares owned by such holder that were purchased more than five years prior to such acceptance, (b) all Shares owned by such holder that were acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other Shares owned by such holder (namely those purchased within the five years preceding the acceptance) over the purchase price of such Shares. The early withdrawal charge will be paid to VKF. For the fiscal years ended July 31, 1997, 1998 and 1999, VKF received payments totalling $9,075,812, $16,169,200 and $13,808,700, respectively, pursuant to the early withdrawal charge. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of Shares. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                        YEAR OF REPURCHASE
                          AFTER PURCHASE                            EARLY WITHDRAWAL CHARGE
                        ------------------                          -----------------------
      First.......................................................           3.0%
      Second......................................................           2.5%
      Third.......................................................           2.0%
      Fourth......................................................           1.5%
      Fifth.......................................................           1.0%
      Sixth and following.........................................           0.0%

  EXCHANGES. Tendering shareholders may elect to receive, in lieu of cash, the proceeds from the tender of Shares of the Fund in contingent deferred sales charge shares ("Class B Shares") of certain open-end investment companies ("VK Funds") distributed by VKF. The Early Withdrawal Charge will be waived for Shares tendered in exchange for Class B Shares in the VK Funds; however, such Class B Shares immediately become subject to a contingent deferred sales charge schedule equivalent to the Early Withdrawal Charge schedule on Shares of the Fund. Thus, shares of such VK Funds may be subject to a contingent deferred sales charge upon a subsequent redemption from the VK Funds. The purchase of shares of such VK Fund will be deemed to have occurred at the time of the initial purchase of the Shares of the Fund for calculating the applicable contingent deferred sales charge.

  The prospectus for each VK Fund describes its investment objectives and policies. Shareholders can obtain, without charge, a prospectus by calling 1-800-341-2911 and should consider these objectives and policies carefully before requesting an exchange. Each exchange must involve proceeds from Shares which have a net asset value of at least $500. An exchange is a taxable event and may result in a taxable gain or loss.
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DESCRIPTION OF COMMON SHARES
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  The Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 14, 1989, as amended to the date hereof (the "Declaration of Trust"). In connection with the offering of 250,000,000 common shares pursuant to this Prospectus, the Fund incurred and expensed approximately $847,245, in registration fees and other expenses of issuance and distribution. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Shares. The Declaration of Trust also authorizes the Fund to borrow money or otherwise obtain credit and in this connection issue notes or other evidence of indebtedness. The Fund does not intend to hold annual meetings of the holders of Shares.

  COMMON SHARES. The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, $.01 par value per common share. Each Share represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Holders of Shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The terms of any borrowings may limit the payment of dividends to the holders of Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Fund's Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Shares. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

  As a rule, the Fund will not issue share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Shares credited to an investor's account. Share certificates which have been issued to an investor may be returned at any time.

  The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the Shares. The following table sets forth, since the commencement of the Fund's investment operations, for the quarterly periods ending on the dates set forth below the high and low net asset value per Share during such period.

                  QUARTERLY PERIOD ENDING                       HIGH              LOW
                  -----------------------                     --------          --------
December 31, 1999...........................................   $ 9.78            $ 9.70
September 30, 1999..........................................     9.90              9.78
June 30, 1999...............................................     9.93              9.89
March 31, 1999..............................................     9.93              9.91

December 31, 1998...........................................     9.98              9.91
September 30, 1998..........................................     9.98              9.93
June 30, 1998...............................................     9.99              9.96
March 31, 1998..............................................     9.99              9.96

December 31, 1997...........................................   $ 9.98            $ 9.96
September 30, 1997..........................................     9.98              9.96
June 30, 1997...............................................     9.98              9.97
March 31, 1997..............................................     9.99              9.97

December 31, 1996...........................................   $10.01            $ 9.99
September 30, 1996..........................................    10.01             10.00
June 30, 1996...............................................    10.00             10.00
March 31, 1996..............................................    10.03             10.00

December 31, 1995...........................................   $10.04            $10.02
September 30, 1995..........................................    10.05             10.04
June 30, 1995...............................................    10.05             10.03
March 31, 1995..............................................    10.07             10.02

December 31, 1994...........................................   $10.06            $10.04
September 30, 1994..........................................    10.05             10.03
June 30, 1994...............................................    10.05             10.03
March 31, 1994..............................................    10.07             10.05

December 31, 1993...........................................   $10.07            $10.00
September 30, 1993..........................................    10.01              9.99
June 30, 1993...............................................    10.06              9.99
March 31, 1993..............................................    10.06             10.04

December 31, 1992...........................................   $10.04            $ 9.97
September 30, 1992..........................................    10.02              9.99
June 30, 1992...............................................    10.01              9.98
March 31, 1992..............................................    10.02             10.00

December 31, 1991...........................................   $10.01            $ 9.99
September 30, 1991..........................................     9.99              9.98
June 30, 1991...............................................     9.99              9.98
March 31, 1991..............................................    10.00              9.99

December 31, 1990...........................................   $10.00              9.99
September 30, 1990..........................................    10.01             10.00
June 30, 1990...............................................    10.02             10.00
March 31, 1990..............................................    10.02             10.02

December 31, 1989...........................................   $10.02            $10.00

  As of January 31, 2000, the net asset value per Share was $9.61. The following table sets forth certain information with respect to the Shares as of January 31, 2000:

                                                                                (3)            (4)
                                                                              AMOUNT          AMOUNT
                                                                               HELD        OUTSTANDING
                                                                 (2)        BY FUND FOR    EXCLUSIVE OF
                            (1)                                 AMOUNT        ITS OWN      AMOUNT SHOWN
                       TITLE OF CLASS                         AUTHORIZED      ACCOUNT       UNDER (3)
                       --------------                         ----------    -----------    ------------
Common shares of beneficial interest, $.01 par value           unlimited              0     823,492,801

  To the knowledge of the Fund, as of January 21, 2000, no person held 5% or more of the Fund's Shares either beneficially or of record, except that Van Kampen Trust Company, 2800 Post Oak Blvd., Houston, TX 77056, owned of record 6.059%. Further, as of such date, officers and trustees of the Fund as a group owned less than 1% of the Shares.

  ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST. The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees by discouraging a third party from seeking to obtain control of the Fund. In addition, in the event a secondary market were to develop in the Shares, such provisions could have the effect of depriving holders of Shares of an opportunity to sell their Shares at a premium over prevailing market prices.

  The Declaration of Trust requires the favorable vote of the holders of at least two-thirds of the outstanding Shares then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of Shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of Shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding Shares of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

  A Trustee may be removed from office (i) with cause by a written instrument signed by at least two-thirds of the remaining Trustees or (ii) by a vote of the holders of at least two-thirds of the Shares.

  The Board of Trustees has determined that the voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.
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PURCHASING SHARES OF THE FUND
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  The Fund offers continuously its Shares through VKF, the principal underwriter, whose offices are located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The Shares will also be offered through members of the National Association of Securities Dealers, Inc. ("NASD") or eligible non-NASD members who are acting as brokers or agents for investors ("broker-dealers"). The Fund reserves the right to terminate or suspend the continuous offering of its Shares at any time without prior notice.

  Except as discussed below under "Investments by Tax Sheltered Retirement Plans," the minimum initial investment in the Fund is $1,000 and minimum subsequent investment is $100.

  The Shares will be offered by the Fund at the public offering price next computed after the Fund receives the order. Because the Fund determines the public offering price once daily on each business day as of 5:00 p.m. Eastern time, orders placed through an investor's broker-dealer must be transmitted to the Fund by the broker-dealer prior to such time for the investor's order to be executed at the public offering price to be determined that day. Payment for Shares purchased directly through the Fund's shareholder service agent ordinarily must be received at the time the order is placed. Shareholders purchasing Shares through their broker-dealers should consult with such broker-dealers concerning payment requirements. Any change in price due to the failure of the Fund to receive an order prior to such time must be settled between the investor and the broker-dealer placing the order. The public offering price is equal to the net asset value per Share. There will be no initial sales charge or underwriting discount on purchases of Shares.

  VKF will compensate broker-dealers participating in the continuous offering at a rate of 3.0% of the dollar value of Shares purchased from the Fund by such broker-dealers. If the Shares remain outstanding after one year from the date of their original purchase, VKF will compensate such broker-dealers at an annual rate, paid quarterly, in an amount based on a percentage of the dollar value of such Shares, in accordance with the following schedule:

                                                                        ANNUAL
                                                                   COMPENSATION AS A
                      YEAR AFTER DATE                             PERCENTAGE OF VALUE
                    OF ORIGINAL PURCHASE                         OF SHARES OUTSTANDING
                    --------------------                         ---------------------
First.......................................................             0.00%
Second......................................................             0.10%
Third.......................................................             0.15%
Fourth......................................................             0.20%
Fifth.......................................................             0.25%
Sixth and following.........................................             0.35%

At various times VKF may implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. The value of any such non-cash awards will not exceed $50 per person annually. These incentives will not change the price investors pay for Shares or the amount that the Fund will receive from the sale of Shares. The compensation paid to broker-dealers at the time of purchase and any quarterly payments mentioned above will be paid by VKF out of its own assets, and not out of the assets of the Fund. An early withdrawal charge payable to VKF will be imposed on most Shares held for less than five years that are accepted for repurchase pursuant to a tender offer by the Fund. See "Repurchase of Shares." The compensation paid to broker-dealers and VKF, including the compensation paid at the time of purchase, the quarterly payments mentioned above and the early withdrawal charge, if any, will not in the aggregate exceed applicable limitations. VKF will monitor the aggregate value of all such compensation on an ongoing basis.

  The Fund has agreed to indemnify VKF and hold VKF harmless against, or contribute to losses arising out of, certain liabilities, including under the Securities Act of 1933, as amended, except for any liability to the Fund or its security holders to which VKF would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by its reckless disregard of its obligations and duties under its agreement with the Fund.

  Automatic Investment. Once an investor has opened an account in the Fund with the minimum $1,000 investment, the automatic investment option may be utilized to make regular monthly investments of $100 or more into such investor's account with the Fund. In order to utilize this option, an investor must fill out and sign the Automatic Investment application available from the transfer agent, the Fund, such investor's broker or dealer, or VKF. Once the transfer agent has received this application, such investor's checking account at his designated bank will be debited each month in the amount authorized by such investor to purchase shares of the Fund. Once enrolled in the Automatic Investment Program, an investor may change the monthly amount or terminate participation at any time by writing the transfer agent. Investors in the automatic investment program will receive a confirmation of these transactions from the Fund quarterly and their regular bank account statements will show the debit transaction each month.

  Investments by Tax-Sheltered Retirement Plans. Shares are available for purchase in connection with certain types of tax-sheltered retirement plans. Eligible investors may establish individual retirement accounts ("IRAs"); Employee Pension Plans ("SEP's"); other pension and profit sharing plans; 401(k) plans; or Section 403(b)(7) plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans.

  The purchase of Shares may be limited by the plans' provisions and does not itself establish such plans. The minimum initial investment in connection with a tax-sheltered retirement plan is $250.

  Shareholders considering establishing a retirement plan or purchasing any Fund shares in connection with a retirement plan, should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the shareholder.

  The illiquid nature of the Shares may affect the nature of distributions from tax sheltered retirement plans and may affect the ability of participants in such plans to rollover assets to other tax sheltered retirement plans.

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COMMUNICATIONS WITH SHAREHOLDERS
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  The Fund will send semi-annual and annual reports to shareholders, including a list of the portfolio investments held by the Fund.

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include a distribution rate and an average compounded distribution rate of the Fund for specified periods of time. Such information may also include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications.

  The Fund's distribution rate generally is determined on a monthly basis with respect to the immediately preceding monthly distribution period. The distribution rate is computed by first annualizing the Fund's distributions per Share during such a monthly distribution period and dividing the annualized distribution by the Fund's maximum offering price per Share on the last day of such period. The Fund calculates the compounded distribution rate by adding one to the monthly distribution rate, raising the sum to the power of 12 and subtracting one from the product. In circumstances in which the Fund believes that, as a result of decreases in market rates of interest, its expected monthly distributions may be less than the distributions with respect to the immediately preceding monthly distribution period, the Fund reserves the right to calculate the distribution rate on the basis of a period of less than one month.

  When utilized by the Fund, distribution rate and compounded distribution rate figures are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and net asset value per share can be expected to fluctuate over time.

  The following table is intended to provide investors with a comparison of short-term money market rates. This comparison should not be considered a representation of future money market rates, nor what an investment in the Fund may earn or what an investor's yield or total return may be in the future. These comparisons may be used in advertisements and in information furnished to present or prospective shareholders.

                                                                                COMPARISON OF PRIME RATE,
                                                                                 TREASURY BILL RATE AND
                                                                             LONDON INTER-BANK OFFERED RATE
                                                                           (AS OF 12/31 OF EACH CALENDAR YEAR)
                                                           -------------------------------------------------------------------
                                                            1984      1985      1986      1987      1988      1989      1990
                                                            ----      ----      ----      ----      ----      ----      ----
Prime Rate(1)............................................   12.06%     9.99%     8.38%     8.15%     9.24%    10.88%    10.01%
3 Month Treasury Bill Rate(2)............................  8.6000%   7.1000%   5.5300%   5.7700%   8.0700%   7.6300%   6.7400%
3 Month LIBOR(3).........................................  8.7500%   8.0000%   6.3750%   7.4375%   9.6200%   8.3750%   7.6300%

                                           1991      1992      1993      1994      1995      1996      1997      1998      1999
                                           ----      ----      ----      ----      ----      ----      ----      ----      ----
Prime Rate(1)...........................    8.46%     6.25%     6.00%     8.50%     8.83%     8.50%     8.50%     7.75%     8.50%
3 Month Treasury Bill Rate(2)...........  4.0700%   3.2200%   3.0600%   5.6000%   5.1400%   4.9100%   5.1790%   4.8742%   5.2380%
3 Month LIBOR(3)........................  4.3125%   3.4375%   3.3750%   6.5000%   5.6250%   5.5625%   5.8125%   5.0600%   6.0013%

---------------
(1) The Prime Rate quoted by a major U.S. bank is the base rate on corporate loans at large U.S. money center commercial banks. Source: Federal Reserve Bulletin.

(2) The 3 Month Treasury Bill Rate. Source: Bloomberg. U.S. Treasury Securities are backed by the full faith and credit of the U.S. Government, Fund Shares are not.

(3) The 3 Month London Inter-Bank Offered Rate represents the rate at which most creditworthy international banks dealing in Eurodollars charge each other for large loans. Source: Bloomberg.
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CUSTODIAN, DIVIDEND DISBURSING AND TRANSFER AGENT
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  State Street Bank and Trust Company, 225 West Franklin Street, P.O. Box 1713, Boston, Massachusetts 02105-1713, is the custodian of the Fund and has custody of the securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. State Street Bank and Trust Company also will perform certain accounting services for the Fund pursuant to the Fund Accounting Agreement between it and the Fund. Van Kampen Investor Services Inc., P.O. Box 218256, Kansas City, Missouri 64121-8256 is the dividend disbursing and transfer agent of the Fund.
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LEGAL OPINIONS
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  Certain legal matters in connection with the Shares offered hereby have been passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP.
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EXPERTS
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  The financial statements for the period ended July 31, 1999, included in the Statement of Additional Information, have been so included in reliance on the report of KPMG LLP, independent certified public accountants, given on the authority of said firm as experts in auditing and accounting.
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ADDITIONAL INFORMATION
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  The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.

  Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
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                                                              PAGE
                                                              ----
Investment Objective and Policies and Special Risk
  Considerations............................................  B- 2
Investment Restrictions.....................................  B- 2
Trustees and Officers.......................................  B- 4
Portfolio Transactions......................................  B- 8
Management of the Fund......................................  B- 9
Dividend Reinvestment Plan..................................  B-10
Net Asset Value.............................................  B-11
Taxation....................................................  B-12
Repurchase of Shares........................................  B-15
Independent Accountants' Report.............................  F-1
Audited Financial Statements for the Year Ended July 31,
  1999......................................................  F-2
Notes to Audited Financial Statements.......................  F-31

                                   APPENDIX A

MOODY'S INVESTORS SERVICE

  A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1.  LONG-TERM DEBT

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic ranking category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

        1. An application for rating was not received or accepted.

        2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

        3. There is a lack of essential data pertaining to the issue or issuer.

        4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2.  SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -- Leading market positions in well-established industries.

        -- High rates of return on funds employed.

        -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

  A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

  AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE

  Debt rated 'BB', 'B', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

  B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

  CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

  CC The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

  C The rating 'C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC-' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

  D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or minus (-) Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  c the letter 'c' indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

  L The letter 'L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued predefault interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

  p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

  * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

  r The 'r' is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities.

  The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

  N.R.  Not rated.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measures the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB' commonly known as "investment-grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

COMMERCIAL PAPER RATING DEFINITIONS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

  A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designed 'A-1'.

  A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

  C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE
NUMBER 1-800-341-2911.

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR 1-800-421-5666.

DEALERS--FOR DEALER
INFORMATION, CALL
1-800-421-5666. FOR WIRE ORDERS
CALL VAN KAMPEN INVESTOR
SERVICES, INC.'S TOLL FREE
NUMBER--1-800-231-7166

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL 1-800-421-2833

FOR AUTOMATED TELEPHONE
SERVICES DIAL 1-800-847-2424

VAN KAMPEN PRIME RATE INCOME TRUST
1 Parkview Plaza

Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
Oakbrook Terrace, IL 60181-5555

Principal Underwriter

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
Oakbrook Terrace, IL 60181-5555

Dividend Disbursing and Transfer Agent

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. BOX 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Prime Rate Income Trust

Custodian

STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen Prime Rate Income Trust

Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

KPMG LLP
303 East Wacker Drive
Chicago, IL 60601

--------------------------------------------------------------------------------

                                   PRIME RATE
                                  INCOME TRUST

--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S

                               FEBRUARY 28, 2000

                                      LOGO
                                                                   PRIT PRO 2/00

                                   VAN KAMPEN
                            PRIME RATE INCOME TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

  Van Kampen Prime Rate Income Trust, formerly known as Van Kampen American Capital Prime Rate Income Trust (prior to July 17, 1998) (the "Fund"), is a non-diversified, closed-end management investment company whose investment objective is to provide a high level of current income, consistent with preservation of capital. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated February 28, 2000 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling 1-800-341-2911, or for Telecommunications Device for the Deaf, 1-800-421-2833. This Statement of Additional Information incorporates by reference the entire Prospectus.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Investment Objective and Policies and Special Risk
  Considerations............................................   B-2
Investment Restrictions.....................................   B-2
Trustees and Officers.......................................   B-4
Portfolio Transactions......................................   B-8
Management of the Fund......................................   B-9
Dividend Reinvestment Plan..................................  B-10
Net Asset Value.............................................  B-11
Taxation....................................................  B-12
Repurchase of Shares........................................  B-15
Independent Accountants' Report.............................   F-1
Audited Financial Statements for the Year Ended July 31,
  1999......................................................   F-2
Notes to Audited Financial Statements.......................  F-31

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED FEBRUARY 28, 2000.

                       INVESTMENT OBJECTIVE AND POLICIES
                        AND SPECIAL RISK CONSIDERATIONS

  The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective through investment primarily in a professionally managed portfolio of interests in floating or variable rate Senior Loans. Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans should minimize the fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. For further discussion of the characteristics of Senior Loan interests and associated special risk considerations, see "Investment Objective and Policies" and "Special Risk Considerations" in the Prospectus.

                            INVESTMENT RESTRICTIONS

  The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority (defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Fund's outstanding Shares. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. In accordance with the foregoing, the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer. For purposes of this restriction, the term issuer includes both the Borrower under a Loan Agreement and the Lender selling a Participation to the Fund together with any other persons interpositioned between such Lender and the Fund with respect to a Participation.

   2. Purchase any security if, as a result of such purchase, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

   3. Issue senior securities (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies. The Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed).

   4. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

   5. Buy any security "on margin." Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary for the clearance of such transactions is considered the purchase of a security on margin.

   6. Sell any security "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of or granting of interests in Senior Loans or other securities acquired by the Fund.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under Loan Agreements would be deemed to constitute such control or participation.

   9. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisitions. The Fund will rely on representations of Borrowers in Loan Agreements in determining whether such Borrowers are investment companies.

  10. Buy or sell oil, gas or other mineral leases, rights or royalty contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements. In addition, the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

  11. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements, except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

  12. Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

  For purposes of investment restriction number 2, the Fund has adopted supplementally a more restrictive non-fundamental investment policy that in effect changes the phrase "more than 25%" to "25% or more." For purposes of investment restriction number 2 and the supplement just described, the Fund will consider all relevant factors in determining whether to treat the Lender selling a Participation and any persons interpositioned between such Lender and the Fund as an issuer, including: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund's custodian); the credit quality of such Lender or interpositioned person; general economic conditions applicable to such Lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such Lender or interpositioned person incurred by the Fund.

  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders.

  FUND STRUCTURE. The Fund's fundamental investment policies and restrictions give the Fund the flexibility to pursue its investment objective through a fund structure commonly known as a "master-feeder" structure. If the Fund converts to a master-feeder structure, the existing shareholders of the Fund would continue to hold their shares of the Fund and the Fund would become a feeder-fund of the master-fund. The value of a shareholder's shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this master-feeder structure potentially would result in increased assets invested among the collective investment vehicle of which the Fund would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. The Fund's Board of Trustees presently does not intend to affect any conversion of the Fund to a master-feeder structure.

                             TRUSTEES AND OFFICERS

  The table below sets forth the officers and trustees of the Fund, their principal occupations for the last five (5) years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen"), Van Kampen Investment Advisory Corp. (the "Adviser"), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc., the distributor of the Fund's shares ("VKF"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Investor Services Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company and Van Kampen Exchange Corp. The Adviser and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" currently consists of 42 investment companies (including the Fund) advised by the Adviser on its affiliates that have the same members on each investment company's Board of Trustees. Unless otherwise noted the address of each of the Trustees and Officers is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181-5555.

RICHARD F. POWERS III,* DATE OF BIRTH 02/02/46, AGE: 54, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE. Mr. Powers is Chairman, Director, President and Chief Executive Officer of Van Kampen. He is also Chairman, Director and Chief Executive Officer of the Advisers, VKF, Van Kampen Advisors Inc. and Van Kampen Management Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen. Mr. Powers is also a President, Chairman of the Board, Trustee and President of each of the funds in the Fund Complex, Chief Executive Officer of Van Kampen Exchange Fund and President of other investment companies advised by the Advisers or their affiliates. Prior to May 1998, Mr. Powers was Executive Vice President and Director of Marketing at Morgan Stanley Dean Witter & Co. and Director of Dean Witter Discover & Co. and Dean Witter Realty. Prior to 1996, he was Director of Dean Witter Reynolds Inc.

DENNIS J. MCDONNELL,* DATE OF BIRTH 05/20/42, AGE: 57, EXECUTIVE VICE PRESIDENT, CHIEF INVESTMENT OFFICER AND TRUSTEE. Mr. McDonnell is Executive Vice President and a Director of Van Kampen and President, Chief Operating Officer and a Director of the Advisers, Van Kampen Advisors Inc., and Van Kampen Management Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen. Mr. McDonnell is also a Director of Global Decisions Group LLC. Prior to July of 1998, Director and Executive Vice President of VK/AC Holding, Inc. Prior to April 1998, President and Director of Van Kampen Merritt Equity Advisors Corp. Prior to April 1997, Mr. McDonnell was Director of Van Kampen Merritt Equity Holdings Corp. Prior to September of 1996, Mr. McDonnell was Chief Executive Officer and Director of MCM Group, Inc., McCarthy, Crisanti & Maffei, Inc. and Chairman and Director of MCM Asia Pacific Company, Limited and MCM (Europe) Limited. Mr. McDonnell is also a Trustee Executive, Vice President, Chief Investment Officer and Managing General Partner of each of the funds in the Fund Complex, and Executive Vice President and Chief Investment Officer of other investment companies advised by the Advisers or their affiliates.

THEODORE A. MYERS, DATE OF BIRTH 08/03/30, AGE: 69, TRUSTEE. Mr. Myers is a financial consultant. Prior to 1998, he was Senior Financial Advisor (and, prior to 1997, Executive Vice President, Chief Financial Officer and a Director) of Qualitech Steel Corporation, a producer of high quality engineered steel for automotive, transportation and capital goods industries. Mr. Myers is a Director of COVA Series Trust of COVA Financial Life Insurance (formerly known as Xerox
Life). Prior to 1997, Mr. Myers was a Director of McClouth Steel, and a member of the Arthur Andersen Chief Financial Officer Advisory Committee. His address is 550 Washington Avenue, Glencoe, Illinois 60022. Mr. Myers is also a Trustee, Director and Managing General Partner of each of the funds in the Fund Complex.

ROD DAMMEYER, DATE OF BIRTH 11/05/40, AGE: 59, TRUSTEE. Mr. Dammeyer is Managing Partner of Equity Group Investments, Inc. (EGI), a company that makes private equity investments in other companies, and Vice Chairman and Director of Anixter International Inc. (employed by Anixter since 1985). Founded in 1957, Anixter International is the world-leading communication products distribution company, with more than 5,000 employees serving customers from 180 cities in 40 countries. He is also a member of the Board of Directors of TeleTech Holdings Inc., Matria Healthcare, Inc., Stericycle, Inc., Transmedia Networks, Inc., Jacor Communications, Inc., CAN Surety, Corp., IMC Global Inc., Antec Corporation, Groupo Azcarero Mexico (GAM) and Kent State University Foundation. Prior to April 1999, Mr. Dammeyer was a member of the Board of Directors of Metal Management, Inc. Prior to 1998, Mr. Dammeyer was a Director of Lukens,

Inc., Capsure Holdings Corp., Revco D.S., Inc., the Chase Manhattan Corporation National Advisory Board and Sealy, Inc. Prior to 1997, Mr. Dammeyer was President, Chief Executive Officer and a Director of Great American Management & Investment, Inc., a diversified manufacturing company and a Director of Santa Fe Energy Resources, Inc., Falcon Building Products, Inc., Lomas Financial Corporation, Santa Fe Pacific Corporation, Q-Tel, S.A. de C.V. and Servicios Financieros Quadrum, S.A. His address is Two North Riverside Plaza, Suite 1950, Chicago, Illinois 60606. Mr. Dammeyer is also a Trustee and Managing General Partner of each of the funds in the Fund Complex.

DAVID C. ARCH, DATE OF BIRTH 07/17/45, AGE: 54, TRUSTEE. Mr. Arch is Chairman and Chief Executive Officer of Blistex Inc., a consumer health care product's manufacturer. Director of Elmhurst College and the Illinois Manufacturers' Association. His address is 1800 Swift Drive, Oak Brook, Illinois 60523. Mr. Arch is also a Trustee and Managing General Partner of each of the funds in the Fund Complex.

HOWARD J KERR, DATE OF BIRTH 11/17/35, AGE: 64, TRUSTEE. Prior to 1998, Mr. Kerr was President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Mr. Kerr is a Director of Canbra Foods, Ltd., a Canadian oilseed crushing, refining, processing and packaging operation. His address is 736 North Western Ave., P.O. Box 317, Lake Forest, Illinois 60045. Mr. Kerr is a Trustee and Managing General Partner of each of the funds in the Fund Complex.

HUGO F. SONNENSCHEIN, DATE OF BIRTH 11/14/40, AGE: 59, TRUSTEE. Mr. Sonnenschein is President of the University of Chicago. Mr. Sonnenschein is a member of the Board of Trustees of the University of Rochester and a member of its investment committee. Mr. Sonnenschein is a member of the National Academy of Sciences and a fellow of the American Academy of Arts and Sciences. His address is 5801 South Ellis Avenue, Suite 502, Chicago, Illinois 60637. Mr. Sonnenschein is also a Trustee and Managing General Partner of each of the funds in the Fund Complex.

WAYNE W. WHALEN,* DATE OF BIRTH 08/22/39, AGE: 60, TRUSTEE. Mr. Whalen is a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom (Illinois), legal counsel to each of the funds in the Fund Complex, and other investment companies advised by the Advisers or their affiliates. His address is 333 West Wacker Drive, Chicago, Illinois 60606. Mr. Whalen is also a Trustee and Managing General Partner of each of the funds in the Fund Complex and Trustee and Director of other investment companies advised by the Adviser or its affiliates.

PETER W. HEGEL, DATE OF BIRTH 06/25/56, AGE: 43, VICE PRESIDENT. Mr. Hegel is Executive Vice President and Portfolio Manager of the Adviser. He is also Executive Vice President of Asset Management, Van Kampen Management, Inc. and Van Kampen Advisors Inc. Prior to September of 1996, he was a Director of McCarthy, Crisanti & Maffei, Inc. He is Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

A. THOMAS SMITH III, DATE OF BIRTH 12/14/56, AGE: 43, VICE PRESIDENT AND SECRETARY. Mr. Smith is Executive Vice President, General Counsel, Secretary and Director of Van Kampen. He is also Executive Vice President, General Counsel, Secretary and Director of the Advisers, VKF, Van Kampen Advisors, Inc., Van Kampen Management, Inc., and of certain other subsidiaries of Van Kampen. From January 1994 through January 1999, he was securities counsel to New York Life Insurance Company, serving as Vice President and Associate General Counsel since March 1997. Prior to March 1997, he was Associate General Counsel of New York Life. He was Assistant General Counsel of The Dreyfus Corporation from September 1991 to December 1993 and a Senior Associate of Willkie Farr & Gallagher from February 1989 to August 1991. From January 1986 to January 1989, Mr. Smith was a Staff Attorney with the U.S. Securities and Exchange Commission in the Division of Investment Management's Office of Chief Counsel. Mr. Smith is Vice President and Secretary of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates, and Vice President, Principal Legal Officer and Secretary of Van Kampen Exchange Fund.

MICHAEL H. SANTO, DATE OF BIRTH 10/22/55, AGE: 44, VICE PRESIDENT. Mr. Santo is Executive Vice President, Chief Operations and Technology Officer and Director of Van Kampen, the Advisers, VKF, Van Kampen Advisors, Inc., Van Kampen Management, Inc., and Van Kampen Investor Services, Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen. Prior to 1998, Mr. Santo was Senior Vice

President and Senior Planning Officer for Individual Asset Management of Morgan Stanley Dean Witter and its predecessor. He is a Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.

EDWARD C. WOOD, III, DATE OF BIRTH 01/11/56, AGE: 44, VICE PRESIDENT. Mr. Wood is Senior Vice President of Van Kampen, the Advisers, Van Kampen Management Inc. and Van Kampen Insurance Agency of Illinois, Inc. He is also Senior Vice President and Chief Operating Officer of VKF. Mr. Wood is Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.

CURTIS W. MORELL, DATE OF BIRTH 08/04/46, AGE: 53, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER. Mr. Morell is Senior Vice President of Van Kampen and the Advisers. His address is 2800 Post Oak Blvd., Houston, TX 77056. Mr. Morell is Vice President and Chief Accounting Officer of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.

JOHN L. SULLIVAN, DATE OF BIRTH 08/20/55, AGE: 44, VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER. Mr. Sullivan is Senior Vice President of Van Kampen, the Advisers and Van Kampen Management Inc. Mr. Sullivan is Vice President, Chief Financial Officer and Treasurer of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.

     *Such trustees are "interested persons" as defined in the 1940 Act. Messrs. McDonnell and Powers are interested persons of the Adviser and the Fund by reason of their positions at the Adviser. Mr. Whalen is an interested person of the Fund by reason of his law firm having acted as legal counsel to the Fund.

The officers and Trustees hold the same positions with other funds in the Fund Complex. The officers and Trustees as a group own less than 1% of the Fund's outstanding Shares. The compensation of the officers and trustees who are affiliated persons (as defined in the 1940 Act) of the Adviser, VKF or Van Kampen is paid by the respective entity. The Fund pays the compensation of all other officers and trustees of the Fund. Funds in the Fund Complex, including the Fund, pay the Trustees who are not affiliated persons of the Adviser, VKF or Van Kampen, an annual Fund Complex retainer (generally equal to the product of $2,500 times the number of funds in the Fund Complex), which retainer is then allocated among the funds in the Fund Complex based on their relative net assets, and $250 per fund per meeting of the Board of Trustees, as well as reimbursement of expenses incurred in connection with such meetings. Under the Fund's retirement plan, trustees who are not affiliated with the Adviser, VKF or Van Kampen, have at least ten years of service (including years of service prior to adoption of the retirement plan) and retire at or after attaining the age of 60, are eligible to receive a retirement benefit equal to $2,500 for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Under the Fund's deferred compensation plan, a trustee who is not affiliated with the Adviser, VKF or Van Kampen can elect to defer receipt of all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to the Fund or other funds in the Fund Complex selected by the trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of other funds in the Fund Complex in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Subject to certain exceptions and limitations, as fully described in Section 5.3 of the Fund's Declaration of Trust on file with the SEC, the Fund indemnifies every Trustee and officer of the Fund against liabilities and expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which he becomes involved by virtue of his being or having been a Trustee or officer. Such indemnification is unavailable for any Trustee or officer who is deemed to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his duties or to not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund.

COMPENSATION TABLE

                                                                                  FUND COMPLEX
                                                         --------------------------------------------------------------
                                                                                                             TOTAL
                                         AGGREGATE        ESTIMATED AGGREGATE                            COMPENSATION
                          YEAR OF       COMPENSATION     PENSION OR RETIREMENT    ESTIMATED AGGREGATE   BEFORE DEFERRAL
                         ELECTION/    BEFORE DEFERRAL       BENEFITS ACCRUED        ANNUAL BENEFITS        FROM THE
       NAME(1)          APPOINTMENT   FROM THE FUND(2)   AS PART OF EXPENSES(3)   UPON RETIREMENT(4)    FUND COMPLEX(5)
       -------          -----------   ----------------   ----------------------   -------------------   ---------------
David C. Arch.........     1989           $43,059               $14,441                 $97,500            $153,250
Rod Dammeyer..........     1989            43,059                24,988                  97,500             153,250
Howard J Kerr.........     1992            43,059                45,978                  96,250             153,250
Steven Muller*........     1998            43,059                23,371                   7,500             153,250
Theodore A. Myers.....     1989            43,059                79,221                  81,750             153,250
Hugo F.
  Sonnenschein........     1994            43,059                24,553                  97,500             153,250
Wayne W. Whalen.......     1989            43,053                27,763                  97,500             153,250

---------------
 * Mr. Muller resigned as a member of the Board of Trustees on December 31, 1999.

(1) Messrs. McDonnell and Powers are affiliated persons of the Adviser, VKF and Van Kampen, and do not receive compensation or retirement benefits from the Fund.

(2) The amounts shown in this column are the Aggregate Compensation of the Fund before deferral by the trustees under the deferred compensation plan during its last completed fiscal year ended July 31, 1999. The following trustees deferred all or a portion of their compensation from the Fund during the fiscal year ended July 31, 1999: Mr. Dammeyer $43,059; Mr. Sonnenschein $43,059; Mr. Kerr $21,932; and Mr. Whalen $43,053. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Fund as of July 31, 1999 is as follows: Mr. Dammeyer $83,873; Mr. Sonnenschein $83,537; Mr. Kerr $39,701; and Mr. Whalen $81,401. The deferred compensation plan is described above the table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or other funds in the Fund Complex as selected by the respective trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the trustees in order to match the deferred compensation obligation.

(3) The amounts shown in this column represent the sum of the estimated Pension or Retirement Benefit Accruals expected to be accrued by the 41 operating funds in the Fund Complex as of December 31, 1999 for their respective fiscal year ends in 1999. The retirement plan is described above the table.

(4) The amounts shown in this column represent the sum of the estimated annual benefits payable per year by the 41 operating funds in the Fund Complex as of December 31, 1999 for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Fund is expected to pay benefits of $2,500 per year for each of the 10-year period commencing in the year of such trustee's retirement to those trustees who retire at or over the age of 60 and with at least ten years of service to the Fund. The retirement plan is described above the compensation table.

(5) The amounts shown in this column are accumulated from the Aggregate Compensation of the 41 operating investment companies in the Fund Complex for the year ended December 31, 1999 before deferral by the trustees under the deferred compensation plan. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or common shares of other funds in the Fund Complex as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the trustees in order to match the deferred compensation obligation. The Adviser also serves as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Whalen and Powers, the Trustees are not trustees of other investment companies. Combining the Fund Complex with other investment companies advised by the Adviser or its affiliates, Mr. Whalen received Total Compensation of $279,250 for the year ended December 31, 1999.

                             PORTFOLIO TRANSACTIONS

  With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund, although a more developed market may exist for certain Senior Loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the Lender selling Participations or Assignments to the Fund. The Adviser will determine the Lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Although the Fund intends generally to hold interests in Senior Loans until maturity or prepayment of the Senior Loan, the illiquidity of many Senior Loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price should the Fund desire to sell such interests. See "Special Risk Considerations" in the Prospectus. Affiliates of the Adviser may participate in the primary and secondary market for Senior Loans. Because of certain limitations imposed by the 1940 Act, this may restrict the Fund's ability to acquire some Senior Loans. The Adviser does not believe that this will have a material effect on the Fund's ability to acquire Senior Loans consistent with its investment policies.

  With respect to investments other than in Senior Loans, the Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits so obtained are available for all clients of the Adviser. Because statistical and other research information only supplements the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce materially its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration the fact that certain firms have sold Shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser and may select firms that are affiliated with the Fund, the Adviser, VKF or Van Kampen. For the fiscal years ended July 31, 1997, 1998 and 1999, the Fund paid brokerage commissions of $51,563, $0 and $0, respectively.

  If it is believed to be in the best interest of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of services described above, even if the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if the Adviser did not consider the broker's furnishing of such services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

  If purchases or sales of financial instruments for the Fund and for one or more other investment companies or clients advised by the Adviser are considered at or about the same time, transactions in such financial instruments will be allocated among the several investment companies and clients, in a manner deemed equitable by the Adviser, to each such investment company or client, taking into account their respective sizes and the aggregate amount of financial instruments to be purchased or sold. In this regard allocations of Senior Loans by the Adviser will be made taking into account a variety of factors, including the assets of such clients then available for investment in Senior Loans, such clients' relative net asset value and such clients' investment objectives, policies and limitations. Although in some cases this procedure could have a detrimental effect on the price paid by the Fund for the financial instrument or the volume of the financial instrument purchased by the Fund, the ability to participate in volume transactions and to negotiate lower commissions, fees and expenses possibly could benefit the Fund.

  Although the Adviser will be responsible for the management of the Fund's portfolio, the policies and practices in this regard must be consistent with the foregoing and will be subject at all times to review by the Trustees of the Fund. The Fund anticipates that the annual portfolio turnover rate will not exceed 100%.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act, which requires that the commissions paid to affiliates of the Fund, or to affiliates of such persons, be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar financial instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After review of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commissions given to brokers that are affiliated with the Fund.

                             MANAGEMENT OF THE FUND

THE ADVISER

  The Adviser was incorporated as a Delaware corporation in 1982. The Adviser is a wholly-owned subsidiary of Van Kampen. Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

  Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $90 billion under management or supervision, as of December 31, 1999. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading financial advisers nationwide.

  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

INVESTMENT ADVISORY AGREEMENT

  The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund was approved by the shareholders of the Fund at a shareholders meeting held on May 25, 1999. The Advisory Agreement continues from year to year, unless earlier terminated as described below, if approved annually
(a) by the Trustees of the Fund or by a majority of the Fund's Shares and (b) by a majority of the Trustees who are not parties to the agreement or interested persons of any such party, in compliance with the requirements of the 1940 Act. The Advisory Agreement may be terminated without penalty upon 60 days written notice by either party (in the case of the Fund, such termination may be effected by the Board of Trustees or by a majority of the Shares) and will automatically terminate in the event of assignment. The Adviser may in its sole discretion from time to time waive all or a portion of the advisory fee or reimburse the Fund for all or a portion of its other expenses.

  The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of financial institutions through whom the Fund's portfolio transactions are executed. The Adviser also furnishes necessary facilities and equipment, and permits its officers and employees to serve without compensation as trustees and officers of the Fund if duly elected to such positions. For the fiscal years ended July 31, 1997, 1998 and 1999, the Fund recognized investment advisory fees pursuant to the Advisory Agreement of $52,313,966, $63,011,682 and $72,850,479, respectively.

  The Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

  The Trustees are responsible for the overall management and supervision of the Fund's affairs. The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities. The Advisory Agreement continues in effect from year to year only if specifically approved by the Trustees, and by the disinterested Trustees, or the Fund's holders of Shares in compliance with the requirements of the 1940 Act. The Advisory Agreement may be terminated without penalty upon 60 days' written notice by either party and will terminate automatically in the event of assignment.

THE ADMINISTRATOR

  VKF, the Fund's principal underwriter, also serves as the Fund's Administrator (in such capacity, the "Administrator"), who is an affiliate of the Adviser. For the fiscal years ended July 31, 1997, 1998 and 1999, the Fund recognized administrative fees pursuant to the Administration Agreement of $13,976,102, $16,947,689 and $19,708,066, respectively.

  The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of financial instruments in its portfolio, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, cost of share certificates, expenses (including clerical expenses) of issuance, sale or repurchase of any of the Fund's portfolio holdings, expenses in connection with the Fund's dividend reinvestments, membership fees in trade associations, expenses of registering and qualifying the Shares of the Fund for sale under federal and state securities laws, expenses of printing and distributing reports, notices and proxy materials to existing holders of Shares, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of holders of Shares, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of Trustees of the Fund who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in the Advisory Agreement or the Administration Agreement and any extraordinary expenses of a nonrecurring nature.

OTHER AGREEMENTS

  LEGAL SERVICES AGREEMENT. The Fund and each of the other funds advised by the Adviser and distributed by VKF have entered into a Legal Services Agreements pursuant to which Van Kampen provides legal services, including without limitation: accurate maintenance of the Funds' minute books and records, preparation and oversight of the Funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by VKF also receive legal services from Van Kampen. Of the total costs for legal services provided to funds distributed by VKF, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

                           DIVIDEND REINVESTMENT PLAN

  The Fund offers a Dividend Reinvestment Plan (the "Plan"). Under the Plan, Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in additional Shares. Unless you elect to participate in the Plan, you will receive distributions in cash.

  State Street Bank and Trust Company, as plan agent (the "Plan Agent"), serves as agent for Shareholders in administering the Plan. Participants in the Plan will receive Shares valued on the valuation date, at net asset value. The valuation date will be the dividend or distribution payment date or, if that date is not a business day, the next preceding business day.

  The Plan Agent maintains each Shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. Shares will be held by the Plan Agent in non-certificated form in the name of the participant, and each Shareholder's proxy will include those Shares purchased pursuant to the Plan. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund.

  In the case of Shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholders as representing the total amount registered in the record Shareholder's name and held for the account of beneficial owners who are participating in the Plan.

  The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Shareholders of the Fund.

  All registered Shareholders (other than brokers or nominees) will be mailed information regarding the Plan, including a form with which they may elect to participate in the Plan. Shareholders who intend to hold their Shares through a broker or nominee should contact such person to confirm that they may participate in the Plan and to determine the effect, if any, that a transfer of the account by the shareholder to another broker or nominee will have on continued participation in the Plan. A Shareholder may withdraw from the Plan at any time by contacting the Plan Agent at the address or telephone number set forth below. There is no penalty for non-participation in or withdrawal from the Plan, and Shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections should be directed to the Plan Agent and should include the name of the Fund and the Shareholder's name and address as registered. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided above, certificates for whole Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account. All correspondence concerning the dividend reinvestment plan should be directed to the State Street Bank and Trust Company, as Plan Agent, c/o Van Kampen Investor Services Inc., P.O. Box 218256, Kansas City, MO 64121-8256. Please call (800) 341-2911 between the hours of 7:00 a.m. and 7:00 p.m. Central Standard Time if you have questions regarding the Plan.

                                NET ASSET VALUE

  The net asset value per share of the Fund's Shares is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of Shares outstanding. The net asset value will be computed on each business day as of 5:00 p.m. Eastern time. The Fund reserves the right to calculate the net asset value more frequently if deemed desirable.

  Senior Loans will be valued by the Fund following guidelines established and periodically reviewed by the Fund's Board of Trustees. Subject to criteria established by the Fund's Board of Trustees about the availability and reliability of market indicators obtained from independent pricing sources, certain Senior Loans will be valued at the mean of bid and ask market indicators supplied by independent sources approved by the Fund's Board of Trustees. All other Senior Loans will be valued by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loan interests. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loan interests in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee and by the Fund's Trustees. To the extent that an active secondary trading market in Senior Loan interests develops to a reliable degree, the Fund may rely to an increasing extent on market prices and quotations in valuing Senior Loan interests in the Fund's portfolio. The Fund and Trustees will continue to monitor developments in the Senior Loan market and will make modifications to the current valuation methodology as deemed appropriate.

  It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term, adjustable rate nature of such instruments held by the Fund, however, the Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of traditional longer-term, fixed-income securities. In light of the senior nature of Senior Loan interests that may be included in the Fund's portfolio and taking into account the Fund's access to non-public information with respect to Borrowers relating to such Senior Loans interests, the Fund does not currently believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long-or short-term debt of such Borrowers subordinate to the Senior Loans of such Borrowers is necessary for a determination of the value of such Senior Loan interests. Accordingly, the Fund generally will not systematically consider (but may consider in certain instances) and, in any event, will not rely upon such ratings or price fluctuations in determining the value of Senior Loan interests in the Fund's portfolio.

  Securities other than Senior Loans held in the Fund's portfolio (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

  Short-term obligations held by the Fund that mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.

                                    TAXATION

FEDERAL INCOME TAXATION

  The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or certain other related income; and (b) diversify its holdings so that at the end of each quarter of the Fund's taxable year (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets or more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

  If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its investment company taxable income (which includes among other things, interest and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income distributed to Shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to Shareholders. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least an amount equal to the sum of (a) 98% of its ordinary income for such year and (b) 98% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as a corporation on its taxable income (even if such income was distributed to its Shareholders) and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to Shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund, affect the holding period of the securities held by the Fund and after the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to Shareholders. For example, with respect to certain securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

  Income received by the Fund from investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

DISTRIBUTIONS

  Distributions of the Fund's investment company taxable income are taxable to Shareholders as ordinary income, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gain ("capital gain dividends"), if any, are taxable to Shareholders at the rates applicable to long-term capital gains, regardless of the length of time Shares of the Fund have been held by such Shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such Shares are held as capital assets). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. It is not expected that any portion of the distributions from the Fund will be eligible for the dividends received deduction for corporations. The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  Shareholders receiving distributions in the form of additional Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the distribution date. The basis of such Shares will equal the fair market value of such shares on the distribution date.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Shareholders of record on a specified date in such a month and paid during January of the following year will be treated as having been distributed by the Fund and received by the Shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  The Fund is required, in certain circumstances, to withhold 31% of taxable dividends and certain other payments, including redemptions, paid to Shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications, or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable income tax treaty.

  Final United States Treasury Regulations, effective for payments made after December 31, 2000, modify the withholding, backup withholding and information reporting rules applicable to payments made to foreign shareholders, including the procedures to be followed by foreign shareholders in establishing foreign status. Prospective investors should consult their tax advisors concerning the applicability and effect of such Treasury Regulations on an investment in the Fund.

SALE OF SHARES

  Except as discussed below, selling Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares and the amount received. If such Shares are held as capital assets, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. It is possible, although the Fund believes it is unlikely, that, in connection with a tender offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than gain or loss), which in turn may result in deemed distributions subject to tax as ordinary income for non-tendering shareholders. The federal income tax consequences of the repurchase of Shares pursuant to a tender offer will be disclosed in the related offering documents. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

  The maximum tax rate applicable to net capital gain recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

GENERAL

  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of Common Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                              REPURCHASE OF SHARES

  The Fund may from time to time enter into one or more credit agreements to provide the Fund with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer it may make. The Fund has entered into a Second Amendment and Restatement of Credit Agreement dated as of June 14, 1999 (the "Credit Agreement") among the Fund and Van Kampen Senior Floating Rate Fund (the "Co-Borrower") as borrowers, the banks party thereto (the "Financial Institutions"), and Bank of America National Trust and Savings Association ("BofA"), as agent, pursuant to which the Financial Institutions have committed to provide a credit facility of up to $500,000,000 to the Fund and the Co-Borrower, which is not secured by the assets of the Fund or Co-Borrower or other collateral. As of the date hereof neither the Fund nor the Co-Borrower has drawn any of the funds available under the Credit Agreement. The proceeds of any amounts borrowed under the Credit Agreement may be used to provide the Fund with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer that it may make. The Credit Agreement has terms and conditions substantially similar to the following:

  a. Each of the Fund and Co-Borrower is entitled to borrow money ("Loans") from the Financial Institutions in amounts which in the aggregate do not exceed the $500 million credit facility, provided that the aggregate amount of loans to the Fund or the Co-Borrower on an individual basis cannot exceed twelve and one half percent (12.5%) of the net asset value of the Fund or Co-Borrower, as the case may be (defined as total assets minus total liabilities minus assets subject to liens). Pursuant to guidelines applicable to the Fund and the Co-Borrower, any Loans to the Fund and Co-Borrower will be made on a first-come, first-serve basis. If, at any time, the demand for borrowings by the Fund and Co-Borrower exceeds amounts available under the Credit Agreement, such borrowing will be allocated on a fair and equitable basis, taking into consideration factors, including, without limitation, relative net assets of the Fund and Co-Borrower, amounts requested by the Fund and Co-Borrower, and availability of other sources of cash to meet each parties' needs.

  b. Loans made under the Credit Agreement, if any, will bear interest daily at the option of the Fund or Co-Borrower as applicable, (i) at a rate per annum equal to the federal funds rate from time to time plus 0.45%, or (ii) at a rate per annum equal to a reserve adjusted interbank offered rate by BofA's Grand Cayman Branch ("IBOR") plus 0.45% per annum. Each of the Fund and Co-Borrower will bear the expenses of any borrowings attributable to it under The Credit Agreement. Such interest will be due, in arrears, on the outstanding principal amount of each loan (i) as to any federal funds rate Loan on the last business day of each calendar quarter and (ii) as any offshore rate loan, from one (1) day to sixty (60) days from the date of the loan, as selected by the Fund or Co-Borrower as applicable in advance. Interest on the outstanding principal of the Loans will also be due on the date of any prepayment of any offshore rate Loan and on demand during the existence of an event of default under the Credit Agreement payable by the borrower subject to such event of default. Overdue payments of principal and interest will bear interest, payable upon demand, at a penalty rate. No Loan shall be outstanding for a period of more than sixty (60) days, and there shall be no more than three Interest Periods in effect as defined in the Credit Agreement.

  c. The Fund paid approximately $34,680 of fees and expenses to BofA or its affiliates on the date the Credit Agreement was executed. In addition, during the term of the Credit Agreement, the Fund is obligated to pay its pro rata share (based on the relative net assets of the Fund and Co-Borrower) of a commitment fee computed at the rate of 0.09% per annum on the average daily unused amount of the facility.

  d. The principal amount of any loans made under the Credit Agreement, if any, is required to be paid sixty (60) days from the date of the Loan. Each of the Fund and Co-Borrower is entitled to prepay a Loan made to it in multiples of $1,000,000, provided that the Fund or Co-Borrower as applicable gives sufficient notices of prepayment. On the Commitment Termination Date (as defined below), all outstanding principal and accrued interest under the Credit Agreement will be due and payable in full.

  e. The drawdown of the initial Loan, if any, under the Credit Agreement is subject to certain conditions, including, among other things, the Fund and Co-Borrower, as applicable, executing and delivering a promissory note made payable to the order of each Financial Institution, in the form attached to the Credit Agreement (the "Promissory Notes").

     The drawdown of each Loan, if any, is further conditioned upon the satisfaction of additional conditions, including, without limitation, (i) the providing of notice with respect to the Loan, (ii) the asset coverage ratio for the applicable borrower, being at least 8 to 1; (iii) there being no default or event of default in existence; (iv) the representations and warranties with respect to the applicable borrower made in the Credit Agreement continuing to be true and (v) there being no loans outstanding with the applicable borrower for more than sixty (60) days on the day preceding the proposed borrowing date.

  f. The Credit Agreement contains various affirmative and negative covenants of the Fund and Co-Borrower, including, without limitation, obligations:
      (i) to provide periodic financial information; (ii) with limited exceptions, to not consolidate with or merge into any other entity or have any other entity merge into it and to not sell all or any substantial part of its assets; (iii) to continue to engage in its current type of business and to maintain its existence as a business trust; (iv) to comply with applicable laws, rules and regulations; (v) to maintain insurance on its property and business; (vi) to limit the amount of its debt based upon 12.5% of the net asset value of the applicable borrower; and (vii) to not create any lien on any of its assets, with certain exceptions.

  g. The Credit Agreement also contains various events of default (with certain specified grace periods), including, without limitation: (i) failure to pay when due any amounts required to be paid to the Financial Institutions under the Credit Agreement or the Promissory Notes; (ii) any material misrepresentations in the Credit Agreement or documents delivered to the Financial Institutions; (iii) failure to observe or perform certain terms, covenants and agreements contained in the Credit Agreement, the Promissory Notes or other documents delivered to the Financial Institutions; (iv) failure to comply with the Fund's or Co-Borrower's, as applicable, fundamental investment policies or investment restrictions; (v) failure to comply by the Fund or Co-Borrower, as applicable, with all material provisions of the Investment Company Act of 1940; (vi) the voluntary or involuntary bankruptcy of the Fund or Co-Borrower, as applicable; (vii) the entry of judgments for the payment of money in excess of $5,000,000 in the aggregate which remains unsatisfied or unstayed for a period of 30 days; and (viii) a change in control of the Fund's or Co-Borrower's, as applicable, investment adviser.

  h. The credit facility provided pursuant to the Credit Agreement will terminate on June 13, 2000 (the "Commitment Termination Date"), unless extended or earlier terminated pursuant to the terms thereof, and all accrued interest and principal will be due thereon.

  The Fund intends to repay any Loans under the Credit Agreement from proceeds from the specified pay-downs from the interests in Senior Loans which will be acquired and from proceeds from the sale of Shares.

  During the pendency of any tender offer by the Fund, the Fund will calculate daily the net asset value of the Shares and will establish procedures which will be specified in the tender offer documents, to enable Shareholders to ascertain readily such net asset value. The relative illiquidity of some of the Fund's portfolio securities could adversely impact the Fund's ability to calculate net asset value in connection with determinations of pricing for tender offers, if any. Each offer will be made and Shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder.

  Tendered Shares that have been accepted and repurchased by the Fund will be held in treasury and may be retired by the Board of Trustees. Treasury Shares will be recorded and reported as an offset to Shareholders' equity and accordingly will reduce the Fund's total assets. If Treasury Shares are retired, Shares issued and outstanding and capital in excess of par value will be reduced accordingly.

  If the Fund must liquidate portfolio securities in order to repurchase Shares tendered, the Fund may realize gains and losses.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Prime Rate Income Trust:

     We have audited the accompanying statement of assets and liabilities of Van Kampen Prime Rate Income Trust (the "Trust"), including the portfolio of investments as of July 31, 1999, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and selling or agent banks; where replies were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Prime Rate Income Trust as of July 31, 1999, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP
Chicago, Illinois
September 14, 1999

                            PORTFOLIO OF INVESTMENTS

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS  89.2%
            AEROSPACE/DEFENSE  0.6%
$  8,935    Aerostructures Corp.,
            Term Loan................  NR        BB-    12/31/03 to 09/06/04   $    8,944,347
  13,030    Aircraft Braking Systems,
            Inc., Term Loan..........  NR        NR           10/15/05             13,028,371
  10,460    Decrane Finance Co.,
            Term Loan................  B2        B+     09/30/05 to 04/23/06       10,458,252
   8,751    Fairchild Holding Corp.,
            Term Loan................  Ba3       BB-          04/30/06              8,718,938
   8,626    United Defense
            Industries, Inc., Term
            Loan.....................  Ba3       BB-    10/06/05 to 10/06/06        8,626,037
                                                                               --------------
                                                                                   49,775,945
                                                                               --------------
            AUTOMOTIVE  2.6%
  34,000    American Axel and
            Manufacturing Co., Term
            Loan.....................  Ba3       BB-          04/30/06             33,999,238
  10,000    American Bumper and
            Manufacturing Co., Term
            Loan.....................  NR        NR           04/30/04              9,992,999
  55,833    Breed Technologies, Inc.,
            Term Loan................  Caa1      CCC    04/27/04 to 04/27/06       55,823,812
   4,415    Breed Technologies, Inc.,
            Revolving Credit
            Agreement................  Caa1      CCC          04/27/04              4,414,294
  15,000    Dura Operating Corp, Term
            Loan.....................  Ba3       BB-          03/31/06             14,976,526
  40,000    Federal Mogul Corp., Term
            Loan.....................  Ba2       NR           03/24/05             39,998,082
   9,950    Insilco Corp., Term
            Loan.....................  Ba3       B+           11/24/05              9,950,000
   4,798    JMS Automotive
            Rebuilders, Inc., Term
            Loan (a)(b)..............  NR        NR           06/30/04                479,761
  10,000    Metalforming
            Technologies, Inc., Term
            Loan.....................  NR        NR           06/30/06              9,998,985

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            AUTOMOTIVE (CONTINUED)
$  7,769    Murray's Discount Auto
            Stores, Inc., Term
            Loan.....................  NR        NR           06/30/03         $    6,985,640
   8,612    The Plastech Group, Term
            Loan.....................  NR        NR     04/01/02 to 04/01/04        8,603,055
  16,491    Safelite Glass Corp.,
            Term Loan................  B1        B+     12/23/04 to 12/23/05       16,492,344
                                                                               --------------
                                                                                  211,714,736
                                                                               --------------
            BEVERAGE, FOOD, & TOBACCO  2.1%
  46,930    Agrilink Foods, Term
            Loan.....................  B1        BB-    09/30/04 to 09/30/05       46,928,779
  11,500    Amerifoods Cos., Inc.,
            Term Loan (g)............  NR        NR           06/30/01             10,925,000
  37,406    Dr. Pepper Holdings,
            Inc., Term Loan..........  NR        NR           12/31/05             37,369,140
   9,369    Edwards Baking Corp.,
            Term Loan................  NR        NR     09/30/03 to 09/30/05        9,354,199
  12,375    Favorite Brands
            International, Inc., Term
            Loan.....................  Caa3      NR           05/19/05             11,132,174
  17,977    Fleming Cos., Inc., Term
            Loan.....................  Ba3       BB+          07/25/04             17,957,466
  19,853    Fleming Cos., Inc.,
            Revolving Credit
            Agreement................  Ba3       BB+          07/25/03             19,852,028
   7,425    Leon's Bakery, Inc., Term
            Loan.....................  NR        NR           05/02/05              7,424,294
   9,620    Southern Foods Group,
            Inc., Term Loan..........  Ba3       BB-          02/28/06              9,623,611
                                                                               --------------
                                                                                  170,566,691
                                                                               --------------
            BROADCASTING--CABLE  5.4%
   9,800    Bresnan Communications
            Co., LP, Term Loan.......  Ba3       BB+          01/29/08              9,798,569
 200,000    Charter Communications,
            Inc., Term Loan..........  Ba3       BB+          03/17/08            200,006,254
  46,906    Chelsea Communications,
            Inc., Term Loan..........  Ba2       NR           12/31/04             46,903,030
  10,400    Encore Investments, Term
            Loan.....................  NR        NR           06/30/04             10,400,000

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            BROADCASTING--CABLE (CONTINUED)
$ 44,278    Falcon Communications,
            Inc., Term Loan..........  NR        BB           12/31/07         $   44,269,363
  15,000    Frontiervision Operating
            Partners, LP, Term
            Loan.....................  Ba3       BB           03/31/06             14,996,721
  20,694    Garden State Cablevision,
            LP, Revolving Credit
            Agreement................  NR        NR           06/30/05             20,694,291
  53,416    InterMedia Partners IV,
            LP, Term Loan............  Ba3       NR     01/01/05 to 12/31/07       53,404,413
  30,286    Triax Midwest Associates,
            Term Loan................  NR        NR     06/30/06 to 06/30/07       30,279,581
   1,676    Triax Midwest Associates,
            Revolving Credit
            Agreement................  NR        NR           06/30/06              1,675,566
   7,000    TW Fanch, Term Loan......  NR        NR           12/31/07              6,974,486
                                                                               --------------
                                                                                  439,402,274
                                                                               --------------
            BROADCASTING--DIVERSIFIED  1.5%
  76,638    Chancellor Broadcasting
            Co., Term Loan...........  Ba1       BB-          06/30/05             76,637,798
  26,494    Chancellor Broadcasting
            Co., Revolving Credit
            Agreement................  Ba1       BB-          06/30/05             26,493,646
  15,000    Muzak Audio
            Communications, Inc.,
            Term Loan................  B1        B+           12/31/06             14,999,382
   5,000    White Knight
            Broadcasting, Inc., Term
            Loan.....................  NR        NR           06/30/07              5,001,301
                                                                               --------------
                                                                                  123,132,127
                                                                               --------------
            BROADCASTING--TELEVISION  1.6%
  20,000    Black Entertainment
            Television, Inc., Term
            Loan.....................  NR        NR           06/30/06             19,997,910
   9,511    Lin Television Corp.,
            Term Loan................  Ba3       BB-          03/31/07              9,510,107
   8,000    Quorom Broadcasting,
            Inc., Term Loan..........  Ba1       BB           09/30/07              7,998,997

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            BROADCASTING--TELEVISION (CONTINUED)
$ 63,800    Sinclair Broadcasting,
            Term Loan................  Ba2       BB-          09/15/05         $   63,722,969
  32,000    TLMD Acquisition Co.,
            Term Loan................  NR        NR           03/31/07             31,994,533
                                                                               --------------
                                                                                  133,224,516
                                                                               --------------
            BUILDINGS & REAL ESTATE  0.8%
  19,917    BSL Holdings, Term
            Loan.....................  NR        BB-          12/30/05             19,908,287
  47,222    Walter Industries, Inc.,
            Term Loan................  NR        NR           10/15/03             47,200,012
                                                                               --------------
                                                                                   67,108,299
                                                                               --------------
            CHEMICAL, PLASTICS & RUBBER  4.6%
  11,170    Cedar Chemicals Corp.,
            Term Loan................  NR        NR           10/30/03             11,170,062
  10,474    Foamex, LP, Term Loan....  B3        B      06/30/05 to 06/30/06       10,473,295
   4,833    Foamex, LP, Revolving
            Credit Agreement.........  B3        B            06/12/03              4,833,316
   6,563    Gentek, Inc., Term
            Loan.....................  Ba3       BB           04/30/07              6,562,584
  14,301    High Performance
            Plastics, Inc., Term
            Loan.....................  NR        NR           03/31/05             14,299,981
  40,551    Huntsman Group Holdings,
            Term Loan................  Ba2       BB     12/31/02 to 10/07/05       40,553,466
   9,524    Huntsman Group Holdings,
            Revolving Credit
            Agreement................  Ba2       BB           12/31/02              9,524,074
  55,000    Huntsman Specialty
            Chemical Corp., Term
            Loan.....................  Ba3       NR     06/30/07 to 06/30/08       54,997,176
   5,398    Jet Plastica Industries,
            Inc., Term Loan..........  NR        NR     12/31/02 to 12/31/04        5,389,977
  29,760    Kosa, LLC, Term Loan.....  Ba1       BB+          12/31/06             29,761,652
 121,018    Lyondell Petrochemical
            Co., Term Loan...........  Ba3       NR     06/30/03 to 05/17/06      121,002,634
  15,000    MetoKote Corp., Term
            Loan.....................  NR        NR           11/02/05             14,999,886
   5,102    NEN Acquisition
            Industries, Inc., Term
            Loan.....................  NR        NR           03/31/05              5,099,948
   9,800    Pioneer Americas
            Acquisition Corp., Term
            Loan.....................  B2        B+           12/31/06              9,787,227

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            CHEMICAL, PLASTICS & RUBBER (CONTINUED)
$  1,667    Sovereign Specialty,
            Inc., Revolving Credit
            Agreement................  B1        BB-          07/31/01         $    1,666,667
  11,144    Texas Petrochemicals
            Corp., Term Loan.........  Ba3       NR     06/30/01 to 06/30/04       11,143,229
   1,156    Texas Petrochemicals
            Corp., Revolving Credit
            Agreement................  Ba3       NR           12/31/02              1,156,000
   6,442    TruSeal Technologies,
            Inc., Term Loan..........  NR        NR           06/30/04              6,441,789
   8,100    Vinings Industries, Inc.,
            Term Loan................  NR        NR           03/31/05              8,099,555
   4,554    West American Rubber,
            Term Loan................  NR        NR           06/30/05              4,554,000
                                                                               --------------
                                                                                  371,516,518
                                                                               --------------
            CONSTRUCTION MATERIALS  1.7%
  20,883    Behr Process Corp., Term
            Loan.....................  NR        NR     03/31/02 to 03/31/05       20,884,934
   1,444    Brand Scaffold Services,
            Inc., Term Loan..........  B1        NR           09/30/02              1,446,747
  10,000    Dayton Superior Corp.,
            Term Loan................  NR        NR           09/29/05              9,998,255
  13,593    Falcon Building Products,
            Inc., Term Loan..........  B1        B+           06/30/05             13,592,692
   6,831    Flextek Components, Inc.,
            Term Loan (b)............  NR        NR           02/28/05              5,471,009
  59,349    National Gypsum Co., Term
            Loan.....................  NR        NR           09/20/03             59,347,577
   7,960    Panolam Industries, Inc.,
            Term Loan................  B1        B+     12/31/05 to 02/26/06        7,956,793
   6,491    Reliant Building
            Products, Inc., Term
            Loan.....................  B2        B+           03/31/04              6,489,588
  14,775    Werner Holding Co., Term
            Loan.....................  Ba3       B+     11/30/04 to 11/30/05       14,772,513
                                                                               --------------
                                                                                  139,960,108
                                                                               --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            CONTAINERS, PACKAGING & GLASS  3.1%
$  8,203    Fleming Packaging Corp.,
            Term Loan................  NR        NR           08/30/04         $    8,200,322
   9,850    Graham Packaging Co.,
            Term Loan................  B1        B+     02/02/06 to 02/02/07        9,841,424
  29,288    Huntsman Packaging Corp.,
            Term Loan................  B1        BB-    09/30/05 to 06/30/06       29,288,301
  29,475    IPC, Inc., Term Loan.....  NR        B+           10/02/04             29,449,900
  37,190    Packaging Corp., Term
            Loan.....................  Ba3       BB     04/12/07 to 04/12/08       37,188,173
   4,971    Packaging Dynamics, Term
            Loan.....................  NR        NR           11/20/05              4,967,977
 118,847    Stone Container Corp.,
            Term Loan................  Ba3       B+           10/01/03            118,846,967
   7,874    Stronghaven, Inc., Term
            Loan.....................  NR        NR           05/15/04              7,085,501
   7,110    Tekni-Plex, Inc., Term
            Loan.....................  B1        B+           03/03/06              7,110,395
                                                                               --------------
                                                                                  251,978,960
                                                                               --------------
            DIVERSIFIED MANUFACTURING  2.5%
   3,472    Advanced Accessory
            Systems, LLC, Term
            Loan.....................  B1        B+           10/30/04              3,471,972
  30,000    Chart Industries, Inc.,
            Term Loan................  NR        NR           03/31/06             29,959,717
   7,633    CII Carbon, LLC, Term
            Loan.....................  NR        NR           06/25/08              7,632,783
   6,360    ConMed Corp., Term
            Loan.....................  B1        BB-          12/30/04              6,358,675
  14,625    Desa International, Term
            Loan.....................  B2        B+     11/26/03 to 12/26/04       14,621,732
  30,120    International Wire Group,
            Inc., Term Loan..........  B1        NR           09/30/03             30,118,627
   7,792    Intesys Technologies,
            Inc., Term Loan..........  NR        NR     06/30/04 to 06/30/06        7,791,551
     672    Intesys Technologies,
            Inc., Revolving Credit
            Agreement................  NR        NR           06/30/04                671,999
  18,352    Neenah Foundry Co., Term
            Loan.....................  Ba3       BB-          09/30/05             18,347,181
  27,043    Spalding Holdings, Inc.,
            Term Loan................  NR        B-     09/30/03 to 03/30/06       27,040,414

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            DIVERSIFIED MANUFACTURING (CONTINUED)
$  7,930    Spalding Holdings, Inc.,
            Revolving Credit
            Agreement................  NR        B-           09/30/03         $    7,929,323
  12,292    Superior Telecom, Term
            Loan.....................  Ba3       B+           11/27/05             12,292,446
  24,688    UCAR International, Inc.,
            Term Loan................  Ba3       BB-          12/31/02             24,688,001
   6,161    United Fixtures Co., Term
            Loan.....................  NR        NR           12/15/02              6,161,228
   7,000    Western Industries, Inc.,
            Term Loan................  NR        NR           06/23/06              6,999,381
                                                                               --------------
                                                                                  204,085,030
                                                                               --------------
            ECOLOGICAL  3.5%
 170,000    Allied Waste North
            America, Inc., Term
            Loan.....................  Ba3       NR     07/23/06 to 07/23/07      170,000,000
   6,965    Environmental System,
            Inc., Term Loan..........  B1        BB-          09/30/05              6,965,000
 104,358    Safety-Kleen Corp., Term
            Loan.....................  Ba3       BB     03/10/05 to 03/10/06      104,347,654
                                                                               --------------
                                                                                  281,312,654
                                                                               --------------
            EDUCATION & CHILDCARE  0.2%
   8,602    Kindercare Learning
            Centers, Inc., Term
            Loan.....................  Ba3       B+           03/21/06              8,602,157
   4,906    La Petite Academy, Inc.,
            Term Loan................  B2        B            05/11/05              4,906,239
                                                                               --------------
                                                                                   13,508,396
                                                                               --------------
            ELECTRONICS  2.3%
  38,285    Amphenol Corp., Term
            Loan.....................  Ba3       B+     05/19/04 to 05/19/06       38,287,399
   6,817    Beltone Electronics,
            Inc., Term Loan..........  NR        NR           10/31/04              6,815,462
   3,663    Caribiner International,
            Term Loan................  NR        NR           09/30/03              3,663,205
  12,602    Chatham Technologies
            Acquisition, Inc., Term
            Loan.....................  NR        NR     08/18/03 to 08/18/05       12,601,310
   7,000    Communications
            Instruments, Inc., Term
            Loan.....................  Ba3       BB-          03/15/04              6,999,758
  47,850    DecisionOne Corp., Term
            Loan.....................  Caa3      B-     08/07/03 to 08/07/05       33,494,482
   5,384    Fisher Scientific
            International, Inc., Term
            Loan.....................  Ba3       B+     01/21/05 to 01/21/06        5,485,132

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            ELECTRONICS (CONTINUED)
$ 25,000    General Cable Corp., Term
            Loan.....................  Ba3       NR           06/30/07         $   24,993,799
   2,858    Labtec, Inc., Term
            Loan.....................  NR        NR           10/07/04              2,857,747
   4,435    Rowe International, Inc.,
            Term Loan................  NR        NR           12/31/03              4,435,436
   8,375    Sarcom, Inc., Term
            Loan.....................  NR        NR           12/31/02              8,374,602
   7,462    Stoneridge, Inc., Term
            Loan.....................  Ba3       BB           12/31/05              7,462,309
   9,969    Stratus Computers, Inc.,
            Term Loan................  NR        NR           02/26/05              9,965,085
  21,722    Viasystems, Inc., Term
            Loan.....................  B2        B+     04/30/03 to 06/30/05       21,717,394
   1,007    Viasystems, Inc.,
            Revolving Credit
            Agreement................  B2        B+           12/31/02              1,007,167
                                                                               --------------
                                                                                  188,160,287
                                                                               --------------
            ENTERTAINMENT & LEISURE  3.1%
  24,558    AMF Group, Inc., Term
            Loan.....................  B1        B      03/31/03 to 03/31/04       24,568,104
  21,295    ASC Network Corp., Term
            Loan.....................  NR        NR           05/31/06             21,295,136
   7,840    KSL Recreation Group,
            Inc., Term Loan..........  B2        B+     04/30/05 to 04/30/06        7,832,266
   4,069    KSL Recreation Group,
            Inc., Revolving Credit
            Agreement................  B2        B+           04/30/04              4,065,865
  79,000    Metro-Goldwyn-Mayer,
            Inc., Term Loan..........  Ba1       BBB-   03/31/05 to 03/31/06       78,987,744
  28,860    Metro-Goldwyn-Mayer,
            Inc., Revolving Credit
            Agreement................  Ba1       BBB-         09/30/03             28,860,240
   5,011    Regal Cinemas, Inc., Term
            Loan.....................  Ba3       BB-    05/27/06 to 05/27/07        5,007,606
   9,933    SFX Entertainment, Inc.,
            Term Loan................  B1        B+           03/31/06              9,930,737
   5,229    Six Flags Theme Park,
            Term Loan................  Ba3       B+           11/30/04              5,227,618
   6,700    Sportcraft, Ltd., Term
            Loan.....................  NR        NR           12/31/02              6,698,229
   4,962    True Temper, Term Loan...  B1        BB-          09/30/05              4,960,731
   4,975    United Artists Theatre,
            Inc., Term Loan..........  B1        B+     04/21/06 to 04/21/07        4,971,458

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            ENTERTAINMENT & LEISURE (CONTINUED)
$ 35,860    Viacom, Inc., Term
            Loan.....................  Baa3      BBB-   04/01/02 to 04/02/02   $   35,851,544
   2,195    Viacom, Inc., Revolving
            Credit Agreement.........  Baa3      BBB-         04/01/02              2,193,840
  15,000    WestStar Cinemas, Inc.,
            Term Loan (b)............  NR        NR           09/30/05             14,250,000
                                                                               --------------
                                                                                  254,701,118
                                                                               --------------
            FARMING & AGRICULTURE  0.2%
  10,945    Doane Pet Care Cos., Term
            Loan.....................  B1        B+     12/31/05 to 12/31/06       10,938,314
   4,887    Walco International,
            Inc., Term Loan..........  NR        NR           03/31/04              4,887,500
                                                                               --------------
                                                                                   15,825,814
                                                                               --------------
            FINANCE  4.2%
  23,537    Alliance Data Systems,
            Inc., Term Loan..........  NR        NR           07/25/03             23,537,202
     821    Alliance Data Systems,
            Inc., Revolving Credit
            Agreement................  NR        NR           07/25/03                821,429
   4,844    Blackstone Capital Co.,
            Term Loan................  NR        NR           11/30/00              4,844,135
  40,000    Bridge Information
            Systems, Inc., Term
            Loan.....................  NR        NR           05/29/05             39,997,753
  31,500    Mafco Finance Corp., Term
            Loan.....................  NR        NR           04/28/00             31,491,428
     975    Mafco Finance Corp.,
            Revolving Credit
            Agreement................  NR        NR           04/28/00                973,459
  26,500    Metris Cos., Inc., Term
            Loan.....................  Ba3       NR           06/30/03             26,499,915
  39,564    Outsourcing Solutions,
            Term Loan................  B2        BB-          10/15/04             39,559,244
  65,000    Paul G. Allen, Term
            Loan.....................  NR        NR           06/10/03             64,998,543
   8,955    Prison Realty Group,
            Inc., Term Loan..........  Ba1       BB           01/01/03              8,935,527

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            FINANCE (CONTINUED)
$ 98,173    Ventas Realty Ltd., Inc.,
            Term Loan................  NR        NR           04/30/03         $   95,207,951
   4,758    Wasserstein/C&A Holdings,
            Inc., Term Loan..........  NR        NR           11/30/00              4,753,623
                                                                               --------------
                                                                                  341,620,209
                                                                               --------------
            GROCERY  1.4%
   4,988    Big V Supermarkets, Inc.,
            Term Loan................  B1        B+           08/10/03              4,987,304
  42,756    Bruno's, Inc., Term Loan
            (a)(b)...................  Caa2      NR     12/02/03 to 04/15/05       38,010,084
   4,830    Bruno's, Inc., Revolving
            Credit Agreement
            (a)(b)...................  Caa2      NR           12/02/03              4,294,150
  12,393    Eagle Family Foods, Inc.,
            Term Loan................  B1        B            12/31/05             12,389,348
  30,350    Pathmark Stores, Inc.,
            Term Loan................  B1        B+     06/15/01 to 12/15/01       30,348,591
   4,582    Pathmark Stores, Inc.,
            Revolving Credit
            Agreement................  B1        B+           06/15/01              4,581,760
   8,440    Randall's Food Markets,
            Inc., Term Loan..........  Ba2       BB-          06/27/06              8,439,873
   5,748    Randall's Food Markets,
            Inc., Revolving Credit
            Agreement................  Ba2       BB-          06/27/04              5,747,567
   4,786    The Pantry, Inc., Term
            Loan.....................  B1        BB-          01/31/06              4,785,960
                                                                               --------------
                                                                                  113,584,637
                                                                               --------------
            HEALTHCARE & BEAUTY AIDS  1.8%
  27,555    Kinetic Concepts, Inc.,
            Term Loan................  Ba3       B+     12/31/04 to 12/31/05       27,554,662
  16,269    Mary Kay Cosmetics, Inc.,
            Term Loan................  NR        NR           03/06/04             16,252,955
   1,281    Mary Kay Cosmetics, Inc.,
            Revolving Credit
            Agreement................  NR        NR           03/06/04              1,281,641
  24,501    Playtex Products, Inc.,
            Term Loan................  Ba2       BB           09/15/03             24,495,763

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            HEALTHCARE & BEAUTY AIDS (CONTINUED)
$ 54,450    Revlon Consumer Products
            Corp., Term Loan.........  Ba3       BB-    05/30/02 to 05/31/02   $   54,401,792
  20,000    24 Hour Fitness, Inc.,
            Term Loan................  NR        NR           12/31/05             19,999,931
                                                                               --------------
                                                                                  143,986,744
                                                                               --------------
            HEALTHCARE  9.4%
   3,940    Alliance Imaging, Inc.,
            Term Loan................  B1        B+           12/18/03              3,939,593
   6,431    Charter Behavioral,
            Revolving Credit
            Agreement................  NR        NR           06/17/02              6,431,167
   9,966    Columbia Healthone, Inc.,
            Term Loan................  Ba2       BB+          06/30/05              9,965,517
  99,540    Community Health Systems,
            Inc., Term Loan..........  NR        NR     12/31/03 to 12/31/05       99,533,563
  14,741    Extendicare Health
            Services, Inc., Term
            Loan.....................  Ba3       B+           12/31/03             14,737,922
  26,839    Genesis Healthcare
            Ventures, Inc., Term
            Loan.....................  Ba3       B      09/30/04 to 06/01/05       26,849,361
 147,750    Integrated Health
            Services, Inc., Term
            Loan.....................  Ba3       B-     09/15/03 to 12/31/05      147,708,501
  46,201    Magellan Health Services,
            Inc., Term Loan..........  B2        B+           02/12/05             46,200,511
  24,105    Mariner Post-Acute
            Network, Inc., Term
            Loan.....................  Caa2      CCC    03/31/05 to 03/31/06       24,101,104
   6,714    Medical Specialties
            Group, Inc., Term Loan...  NR        NR     06/30/01 to 06/30/04        6,716,516
  11,000    Mediq/PRN Life Support
            Services, Inc., Term
            Loan.....................  B1        B            06/30/06             10,994,341
  25,000    Meditrust Corp., Term
            Loan.....................  NR        NR           07/17/01             24,994,335
  11,871    MedPartners, Inc., Term
            Loan.....................  B1        BB-          05/31/01             11,871,428
  10,821    MedPartners, Inc.,
            Revolving Credit
            Agreement................  B1        BB-          05/31/01             10,821,387
  18,360    Multicare Companies,
            Inc., Term Loan..........  B1        B      09/30/04 to 06/01/05       18,367,862

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            HEALTHCARE (CONTINUED)
$ 45,000    National Medical Care,
            Inc., Term Loan..........  Ba1       BB           09/30/03         $   44,997,473
  13,500    Oxford Health Plans,
            Inc., Term Loan..........  B3        NR           05/15/03             13,475,250
  26,916    Quest Diagnostics, Inc.,
            Term Loan................  Ba3       BB     12/05/02 to 12/06/03       26,915,854
  19,900    Stryker Corp., Term
            Loan.....................  Ba2       BB     12/04/05 to 12/04/06       19,900,000
  48,404    Sun Healthcare Group,
            Inc., Term Loan (b)......  Caa2      NR     11/12/04 to 11/12/05       46,952,064
  89,100    Total Renal Care
            Holdings, Inc., Term
            Loan.....................  Ba2       NR           03/31/08             89,078,581
  55,461    Vencor, Inc., Term
            Loan (e).................  Caa2      NR           01/15/05             52,686,950
   4,863    Wilson Greatbatch, Ltd.,
            Term Loan................  NR        NR           07/30/04              4,862,534
                                                                               --------------
                                                                                  762,101,814
                                                                               --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES &
            DURABLE CONSUMER PRODUCTS  2.4%
  12,870    Corning Consumer
            Products, Co., Term
            Loan.....................  B1        NR           10/09/06             12,869,036
  48,390    Dal-Tile Group, Inc.,
            Term Loan................  NR        NR     12/31/02 to 12/31/03       48,390,094
   3,588    Dal-Tile Group, Inc.,
            Revolving Credit
            Agreement................  NR        NR           12/31/02              3,588,475
  34,000    Furniture Brands
            International, Inc., Term
            Loan.....................  NR        NR           06/30/07             33,976,483
  26,045    Imperial Home Decor
            Group, Inc., Term Loan...  B1        B      03/12/04 to 03/13/06       26,042,672
   3,604    Imperial Home Decor
            Group, Inc., Revolving
            Credit Agreement.........  B1        B            03/12/04              3,603,629
  70,429    Rent A Center, Inc., Term
            Loan.....................  Ba3       NR     01/31/06 to 01/31/07       70,431,813
                                                                               --------------
                                                                                  198,902,202
                                                                               --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            HOTELS, MOTELS, INNS & GAMING  5.3%
$ 41,000    Aladdin Gaming, LLC, Term
            Loan.....................  B2        NR           02/26/08         $   40,989,102
   9,498    Alliance Gaming Corp.,
            Term Loan................  B1        B            01/31/05              9,496,172
   2,085    Alliance Gaming Corp.,
            Delayed Draw Term Loan...  B1        B            01/31/05              2,085,347
 100,000    Felcor Suite Hotels, Term
            Loan.....................  Ba1       BB+          03/31/04             99,999,751
   5,000    Jazz Casino Co., Term
            Loan.....................  NR        NR           01/06/06              4,991,731
  13,235    Las Vegas Sands, Inc.,
            Term Loan................  NR        B+           11/30/03             13,235,757
   1,380    Las Vegas Sands, Inc.,
            Revolving Credit
            Agreement................  NR        B+           11/30/03              1,380,057
 160,000    Starwood Hotels and
            Resorts Worldwide, Inc.,
            Term Loan................  Ba1       NR           02/23/03            159,992,388
 100,000    Wyndham International,
            Inc., Term Loan..........  NR        NR           06/30/06             99,994,384
                                                                               --------------
                                                                                  432,164,689
                                                                               --------------
            INSURANCE  0.5%
  17,325    BRW Acquisition, Inc.,
            Term Loan................  NR        NR     07/10/06 to 07/10/07       17,325,000
  24,250    Willis Corroon, Inc.,
            Term Loan................  Ba2       BB     11/19/05 to 11/19/07       24,245,767
                                                                               --------------
                                                                                   41,570,767
                                                                               --------------
            MACHINERY  0.4%
   9,500    Alliance Laundry Systems,
            LLC, Term Loan...........  B1        B+           06/30/05              9,481,417
  15,000    Ocean Rig (Norway), Term
            Loan.....................  NR        NR           06/01/08             14,996,571
   5,815    RIGCO N.A., LLC, Term
            Loan (e).................  NR        NR           09/30/05              5,814,800
                                                                               --------------
                                                                                   30,292,788
                                                                               --------------
            MINING, STEEL, IRON, & NON-PRECIOUS METALS  1.1%
  19,990    Carmeuse Lime, Inc., Term
            Loan.....................  NR        NR           03/31/06             19,991,110
   8,369    Earle M. Jorgensen, Term
            Loan.....................  B1        B+           03/31/04              8,401,267

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            MINING, STEEL, IRON, & NON-PRECIOUS METALS (CONTINUED)
$  9,409    Fairmont Minerals, Ltd.,
            Term Loan................  NR        NR           02/25/05         $    9,409,412
  12,998    Global Metal
            Technologies, Term
            Loan.....................  NR        NR           03/13/05             12,996,637
  38,655    Ispat Inland, Term
            Loan.....................  Ba3       BB     07/16/05 to 07/16/06       38,653,783
                                                                               --------------
                                                                                   89,452,209
                                                                               --------------
            NATURAL RESOURCES--COAL  0.1%
   7,035    Alliance Coal Corp., Term
            Loan.....................  NR        NR     12/31/01 to 12/31/02        7,034,209
   4,711    Centennial Resources,
            Inc., Term Loan (a)(b)...  NR        NR     03/31/02 to 03/31/04        1,413,462
     781    Centennial Resources,
            Inc., Debtor in
            Possession (a)(b)........  NR        NR     03/31/02 to 03/31/04          780,798
                                                                               --------------
                                                                                    9,228,469
                                                                               --------------
            NON-DURABLE CONSUMER PRODUCTS  0.1%
   4,045    Homemaker Industries,
            Inc., Term Loan..........  NR        NR           06/30/04              4,044,551
                                                                               --------------
            PAPER & FOREST PRODUCTS  0.7%
   9,046    Bear Island Paper Co.,
            LLC, Term Loan...........  Ba3       B+           12/31/05              9,045,406
  21,529    Crown Paper Co., Term
            Loan.....................  B2        B+           08/23/02             21,528,109
   3,509    Crown Paper Co.,
            Revolving Credit
            Agreement................  B2        B+           08/23/02              3,508,588
   3,761    CST/Office Products,
            Inc., Term Loan..........  NR        NR     12/31/01 to 01/31/02        3,196,734
  14,850    Le Group Forex, Inc.,
            Term Loan................  NR        BB           06/30/05             14,850,000
   8,833    Pacifica Papers, Inc.,
            Term Loan................  Ba2       BB           03/12/06              8,832,958
                                                                               --------------
                                                                                   60,961,795
                                                                               --------------
            PERSONAL & MISCELLANEOUS SERVICES  0.7%
   9,266    Accessory Network Group,
            Term Loan................  NR        NR           07/31/05              9,265,909
   8,525    Arena Brands, Inc., Term
            Loan.....................  NR        NR           06/01/02              8,522,309
     843    Arena Brands, Inc.,
            Revolving Credit
            Agreement................  NR        NR           06/01/02                842,498

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            PERSONAL & MISCELLANEOUS SERVICES
            (CONTINUED)
$  6,650    Banker's Systems, Inc.,
            Term Loan................  NR        NR           11/01/02         $    6,650,000
   5,996    Borg Warner Security,
            Revolving Credit
            Agreement................  Ba3       NR           03/31/02              5,996,136
   9,342    Boyds Collection, Ltd.,
            Term Loan................  Ba3       B+           04/21/06              9,338,687
  13,500    Dimac Corp., Term Loan...  Caa1      B-     06/30/06 to 12/30/06       13,485,593
                                                                               --------------
                                                                                   54,101,132
                                                                               --------------
            PHARMACEUTICALS  0.2%
  17,167    Endo Pharmaceuticals,
            Inc., Term Loan..........  NR        NR           06/30/04             17,165,224
                                                                               --------------
            PRINTING & PUBLISHING  3.6%
  14,940    Advanstar Communications,
            Term Loan................  Ba3       B+           04/30/05             14,940,000
  12,036    ADVO, Inc., Term Loan....  NR        NR           09/29/03             12,032,221
  12,250    American Media
            Operations, Inc., Term
            Loan.....................  Ba3       B+     09/30/01 to 04/01/07       12,239,097
   4,948    Check Printers, Inc.,
            Term Loan................  NR        NR           06/30/05              4,948,221
   8,775    Cygnus Publishing, Inc.,
            Term Loan................  NR        NR           06/05/05              8,777,984
  68,000    Journal Register Co.,
            Term Loan................  Ba1       BB+          09/30/06             67,996,179
  31,030    Morris Communications,
            Inc., Term Loan..........  NR        NR     03/31/04 to 06/30/05       31,029,963
  36,467    Outdoor Systems, Inc.,
            Term Loan................  Ba2       BB-          06/30/04             36,466,988
  19,000    PRIMEDIA, Inc., Term
            Loan.....................  Ba3       BB-          06/30/04             18,999,945
   6,268    TWP Capital Corp., Term
            Loan.....................  NR        NR           10/01/04              6,268,001
  14,653    Von Hoffman Press, Inc.,
            Term Loan................  B1        B+     05/30/03 to 05/30/05       14,652,350
   1,916    Von Hoffman Press, Inc.,
            Revolving Credit
            Agreement................  B1        B+           05/30/03              1,916,218

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            PRINTING & PUBLISHING (CONTINUED)
$  4,942    Yellow Book USA, L.P.,
            Term Loan................  NR        NR     12/15/05 to 12/05/06   $    4,942,308
  45,000    Ziff-Davis Publishing,
            Inc., Term Loan..........  Ba2       BB-          03/31/05             44,915,126
   9,875    21st Century Newspaper,
            Inc., Term Loan..........  NR        NR           09/15/05              9,869,152
                                                                               --------------
                                                                                  289,993,753
                                                                               --------------
            RESTAURANTS & FOOD SERVICE  1.4%
   9,275    Applebee's International,
            Inc., Term Loan..........  NR        NR           03/31/06              9,274,647
   5,236    California Pizza Kitchen,
            Inc., Term Loan..........  NR        NR           09/30/04              5,236,214
   2,443    Carvel Corp., Term
            Loan.....................  NR        NR           06/30/00              2,443,324
  24,918    Domino's Pizza, Term
            Loan.....................  B1        B+     12/21/06 to 12/21/07       24,918,414
  41,827    S.C. International
            Services, Inc., Term
            Loan.....................  Ba3       NR           08/28/02             41,819,182
  24,330    Shoney's, Inc., Term
            Loan.....................  B1        NR           04/30/02             24,317,246
   7,099    Volume Services America,
            Term Loan................  B1        B+           12/01/06              7,097,775
                                                                               --------------
                                                                                  115,106,802
                                                                               --------------
            RETAIL--LUXURY GOODS  0.1%
   7,391    Ebel USA, Inc., Term
            Loan.....................  NR        NR           09/30/01              7,378,690
                                                                               --------------
            RETAIL--OFFICE PRODUCTS  0.7%
   7,000    Identity Group, Inc.,
            Term Loan................  NR        NR           05/11/07              6,998,871
  52,422    U.S. Office Products Co.,
            Term Loan................  B2        B            06/09/06             52,421,498
                                                                               --------------
                                                                                   59,420,369
                                                                               --------------
            RETAIL--OIL & GAS  0.1%
  11,831    TravelCenters of America,
            Inc., Term Loan..........  Ba2       BB-          03/31/05             11,853,444
                                                                               --------------
            RETAIL--SPECIALTY  0.2%
  12,750    Hollywood Entertainment
            Corp., Revolving Credit
            Agreement................  B1        B+           09/05/02             12,747,752
                                                                               --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            RETAIL--STORES  1.0%
$ 11,500    Advance Stores Co., Term
            Loan.....................  B1        NR           04/15/06         $   11,499,946
   1,786    American Blind and
            Wallpaper Factory, Term
            Loan.....................  NR        NR           12/31/05              1,786,179
   5,838    Kirklands Holdings, Term
            Loan.....................  NR        NR           06/30/02              5,837,995
  12,308    Nebraska Book Co., Inc.,
            Term Loan................  B1        B+           03/31/06             12,304,959
  21,400    Payless Cashways, Inc.,
            Term Loan................  NR        NR           11/30/02             19,925,744
   7,600    Payless Cashways, Inc.,
            Revolving Credit
            Agreement................  NR        NR           05/31/02              7,599,985
  15,545    Peebles, Inc., Term
            Loan.....................  NR        NR           06/09/02             15,545,387
   4,844    Vitamin Shoppe
            Industries, Inc., Term
            Loan.....................  NR        NR           05/15/04              4,842,870
                                                                               --------------
                                                                                   79,343,065
                                                                               --------------
            TELECOMMUNICATIONS--CELLULAR  5.2%
  19,950    American Cellular
            Wireless, Inc., Term
            Loan.....................  NR        NR           06/30/07             19,940,866
 100,000    BCP SP Ltd., Term Loan...  NR        NR           03/16/00             98,825,348
  75,000    Cellular, Inc., Financial
            Corp. (CommNet), Term
            Loan.....................  B1        NR     09/18/06 to 09/18/07       74,861,435
  18,905    Centennial Cellular,
            Inc., Term Loan..........  B2        NR     05/31/07 to 11/30/07       18,903,350
  75,000    Global Crossing Holdings,
            Inc., Term Loan..........  Ba1       BBB-         06/30/06             74,998,172
  13,453    NATG Holdings, Inc., Term
            Loan.....................  NR        NR           12/31/04             13,453,448
  40,000    Sygnet Wireless, Inc.,
            Term Loan................  B3        NR     03/23/07 to 12/23/07       39,997,908
  65,000    Western Wireless Corp.,
            Term Loan................  B1        NR           03/31/05             64,998,970
  20,000    Wireless One Network,
            Term Loan................  NR        NR           09/30/07             19,968,159
                                                                               --------------
                                                                                  425,947,656
                                                                               --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--HYBRID  3.3%
$ 25,000    Alaska Communication,
            Inc., Term Loan..........  B1        BB     11/14/07 to 05/14/08   $   24,995,155
 125,000    Nextel Finance Co., Term
            Loan.....................  Ba3       B      03/31/06 to 03/31/07      124,998,375
  10,000    Nextel Finance Co., Term
            Loan (Argentina).........  NR        NR           03/31/03              9,989,953
  27,500    Nextel Partners Co., Term
            Loan.....................  B2        B-           11/01/07             27,498,267
  30,000    Pacific Crossing Ltd.,
            Term Loan................  NR        NR           07/28/06             30,000,000
  50,000    Teligent, Inc., Term
            Loan.....................  B3        B-           06/30/06             50,009,034
                                                                               --------------
                                                                                  267,490,784
                                                                               --------------
            TELECOMMUNICATIONS--PERSONAL
            COMMUNICATION SYSTEMS  2.5%
   7,083    Mitel Corp., Term Loan...  NR        NR           12/26/03              7,082,054
  74,160    Omnipoint Communications,
            Inc., Term Loan..........  B2        NR     02/01/06 to 02/17/06       75,239,556
  11,000    Powertel PCS, Inc.,
            Revolving Credit
            Agreement................  NR        NR           03/31/06             11,000,611
   5,000    Powertel PCS, Inc., Term
            Loan.....................  NR        NR           03/31/06              5,000,277
  17,000    Telecorp PCS, Inc., Term
            Loan.....................  B2        NR           12/05/07             16,999,870
   9,819    Telespectrum Worldwide,
            Inc., Term Loan..........  NR        NR     12/31/01 to 12/31/03        9,815,897
  40,000    Tritel Holding Corp.,
            Term Loan................  B2        NR           12/31/07             39,998,724
  42,000    Triton PCS, Inc., Term
            Loan.....................  B1        B            05/04/07             41,999,902
                                                                               --------------
                                                                                  207,136,891
                                                                               --------------
            TELECOMMUNICATIONS--WIRELESS MESSAGING  1.5%
  27,335    Arch Paging, Inc., Term
            Loan.....................  B2        B-     12/31/02 to 06/30/06       26,611,706
  15,000    CCPR Services, Inc., Term
            Loan.....................  NR        NR           06/30/02             14,988,022
  65,000    Iridium Operating LLC,
            Term Loan (e)............  NR        CC           12/29/00             58,499,842

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--WIRELESS MESSAGING (CONTINUED)
$  9,460    Teletouch Communications,
            Inc., Term Loan..........  NR        NR           11/30/05         $    9,459,517
  11,000    TSR Wireless LLC, Term
            Loan.....................  NR        NR           06/30/05             11,005,584
                                                                               --------------
                                                                                  120,564,671
                                                                               --------------
            TEXTILES & LEATHER  1.6%
  11,098    American Marketing
            Industries, Inc., Term
            Loan.....................  NR        NR           11/30/02             11,097,432
   8,820    GFSI, Inc., Term Loan....  NR        NR           03/31/04              8,824,256
  20,000    Glenoit Corp., Term
            Loan.....................  B1        BB-    12/31/03 to 06/30/04       19,995,311
   9,600    Humphrey's, Inc., Term
            Loan.....................  B2        NR           01/15/03              9,584,804
  14,425    Joan Fabrics Corp., Term
            Loan.....................  NR        NR     06/30/05 to 06/30/06       14,425,328
  12,673    Johnston Industries,
            Inc., Term Loan..........  NR        NR           07/01/00             12,675,781
  20,000    Norcorp, Inc., Term
            Loan.....................  NR        NR           03/31/06             19,999,840
  13,895    Norcross Safety Products,
            Term Loan................  NR        NR           10/02/05             13,895,286
   9,552    Polyfibron Technologies,
            Inc., Term Loan..........  NR        NR           12/28/03              9,554,038
   6,840    William Carter Co., Term
            Loan.....................  Ba3       BB-          10/30/03              6,837,305
                                                                               --------------
                                                                                  126,889,381
                                                                               --------------
            TRANSPORTATION--CARGO  1.1%
  25,091    Atlas Freighter Leasing,
            Inc., Term Loan..........  Ba3       NR     05/29/04 to 06/30/04       25,087,514
   9,875    CTC Distribution
            Services, LLC, Term
            Loan.....................  NR        NR           02/25/06              9,872,992
  33,827    Evergreen International
            Aviation, Inc., Term
            Loan.....................  NR        NR     05/31/02 to 05/31/03       33,829,044
   7,550    Gemini Air Cargo, Inc.,
            Term Loan................  B1        NR           12/12/02              7,548,053
   7,388    North American Van Lines,
            Inc., Term Loan..........  NR        NR           03/30/05              7,386,028
   8,100    OmniTrax Railroads, LLC,
            Term Loan................  NR        NR           05/14/05              8,099,242
                                                                               --------------
                                                                                   91,822,873
                                                                               --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            TRANSPORTATION--MANUFACTURING COMPONENTS  0.8%
$ 27,440    Cambridge Industries,
            Inc., Term Loan..........  B1        NR           06/30/05         $   27,441,523
  39,497    SPX Corp., Term Loan.....  Ba3       BB     09/30/04 to 09/30/06       39,494,394
                                                                               --------------
                                                                                   66,935,917
                                                                               --------------
            TRANSPORTATION--PERSONAL  1.9%
  50,000    Avis Rent A Car, Inc.,
            Term Loan................  Ba3       BB+    06/30/06 to 06/30/07       50,000,234
  16,453    Blue Bird Body Co., Term
            Loan.....................  Ba2       BB-          11/01/03             16,452,500
  47,178    Continental Airlines,
            Inc., Term Loan..........  Ba1       BB     07/31/02 to 07/31/04       47,173,964
  40,000    Transportation
            Manufacturing, Inc., Term
            Loan.....................  NR        BB-          06/16/06             40,000,000
                                                                               --------------
                                                                                  153,626,698
                                                                               --------------
            TRANSPORTATION--RAIL MANUFACTURING  0.0%
   2,000    Johnstown America
            Industries, Inc., Term
            Loan.....................  B1        NR           04/29/05              1,999,658
                                                                               --------------
            UTILITIES  0.1%
   8,000    LIR Energy, Limited, Term
            Loan.....................  NR        NR           04/21/00              7,999,384
                                                                               --------------
            TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  89.2%..............    7,261,408,491
                                                                               --------------
            OTHER LOAN INTERESTS  0.6%
            London Fog Industries, Inc. ($13,541,264 par, 10.00% coupon,
            maturing 02/27/03) 144A (f).....................................       13,541,264
            Satelites Mexicanos ($35,524,000 par, 9.06% coupon, maturing
            06/30/04) 144A (f)..............................................       35,524,000
                                                                               --------------
            TOTAL OTHER LOAN INTERESTS......................................       49,065,264
                                                                               --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

             Description                                                           Value
---------------------------------------------------------------------------------------------
EQUITIES  1.1%
AFC Enterprises, Inc. (604,251 common shares) (c)(d)........................   $   10,084,949
American Blind and Wallpaper Factory, Inc. (198,600 common shares)
  (c)(d)(h).................................................................        1,999,906
Best Products Co., Inc. (297,480 common shares) (d).........................                0
Best Products Co., Inc. (Warrants for 28,080 common shares) (d).............                0
Classic Cable, Inc. (Warrants for 760 common shares) (d)....................                0
CST/Star Products, Inc. (0.3 common shares) (c)(d)..........................              557
Dan River, Inc. (192,060 common shares) (d).................................        1,296,405
Flagstar Cos., Inc. (8,755 common shares) (d)...............................               22
London Fog Industries, Inc. (1,083,301 common shares) (c)(d)(h).............       10,984,672
London Fog Industries, Inc., (Warrants for 66,580 common shares)
  (c)(d)(h).................................................................                0
Fleer/Marvel Entertainment, Inc. (570,427 preferred shares) (h).............        5,704,278
Fleer/Marvel Entertainment, Inc. (891,340 common shares) (d)(h).............        5,682,292
Murray's Discount Auto Stores, Inc. (Warrants for 289 common shares)
  (c)(d)....................................................................                3
Nextel Communications, Inc. (Warrants for 60,000 common shares) (c)(d)......        2,313,750
Payless Cashways, Inc. (1,024,159 common shares) (d)(h).....................        2,176,338
Rigco N.A., LLC (Warrants for .325% interest of company's fully diluted
equity) (d).................................................................                0
Rowe International, Inc. (91,173 common shares) (c)(d)(h)...................        2,500,900
Sarcom, Inc. (43 common shares) (c)(d)......................................                0
Trans World Entertainment Corp. (3,789,962 common shares) (c)(d)(h).........       47,137,653
                                                                               --------------
TOTAL EQUITIES..............................................................       89,881,725
                                                                               --------------
TOTAL LONG-TERM INVESTMENTS  90.9%  (Cost $7,466,535,285)...................    7,400,355,480
                                                                               --------------
SHORT-TERM INVESTMENTS  8.5%
COMMERCIAL PAPER  5.5%
Autoliv ASP, Inc. ($29,955,000 par, maturing 08/18/99 to 08/20/99, yielding
5.25% to 5.28%).............................................................      $29,879,319
Central & Southwest Corp. ($20,000,000 par, maturing 08/10/99, yielding
5.23%)......................................................................       19,973,850
Comdisco, Inc. ($30,000,000 par, maturing 08/09/99 to 08/10/99, yielding
5.25% to 5.27%).............................................................       29,964,246
Compaq Computer Corp. ($24,355,000 par, maturing 08/13/99 to 08/25/99,
yielding 5.26% to 5.28%)....................................................       24,299,808
Conagra, Inc. ($6,995,000 par, maturing 08/02/99, yielding 5.22%)...........        6,993,986

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

                                                                                   Value
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Cox Communications, Inc. ($3,000,000 par, maturing 08/11/99, yielding
5.25%)......................................................................       $2,995,625
CSX Corp. ($5,000,000 par, maturing 08/30/99, yielding 5.27%)...............        4,978,774
Grainger W.W., Inc. ($27,250,000 par, maturing 08/04/99 to 08/17/99,
yielding 5.06% to 5.08%)....................................................       27,200,869
Halliburton Co. ($5,000,000 par, maturing 08/02/99, yielding 5.07%).........        4,999,296
Hertz Corp. ($14,150,000 par, maturing 08/05/99, yielding 5.11%)............       14,141,966
Hunt (J.B.) Transportation Services, Inc. ($4,590,000 par, maturing
08/03/99, yielding 5.20%)...................................................        4,588,674
Pfizer, Inc. ($270,000 par, maturing 08/26/99, yielding 5.06%)..............          269,051
Rayonier, Inc. ($6,075,000 par, maturing 08/10/99, yielding 5.25%)..........        6,067,027
Raytheon Co. ($20,000,000 par, maturing 08/09/99, yielding 5.22%)...........       19,976,800
Rite Aid Corp. ($50,000,000 par, maturing 08/09/99 to 09/08/99, yielding
5.25% to 5.27%).............................................................       49,829,576
Safeway, Inc. ($50,100,000 par, maturing 08/02/99 to 09/07/99, yielding
5.20% to 5.30%).............................................................       49,935,605
Tampa Electric Co. ($9,392,000 par, maturing 08/02/99, yielding 5.07%)......        9,390,677
Tandy Corp. ($2,500,000 par, maturing 08/04/99, yielding 5.24%).............        2,498,908
Texas Utilities Co. ($17,359,000 par, maturing 08/02/99 to 08/16/99,
yielding 5.23% to 5.31%)....................................................       17,323,074
Times Mirror Co. ($17,561,000 par, maturing 08/02/99 to 08/06/99, yielding
5.03% to 5.08%).............................................................       17,550,159
TRW, Inc. ($51,015,000 par, maturing 08/05/99 to 09/20/99, yielding 5.27% to
5.47%)......................................................................       50,850,224
Western Resources, Inc. ($25,244,000 par, maturing 08/11/99 to 08/25/99,
yielding 5.24% to 5.27%)....................................................       25,170,895
Xtra, Inc. ($24,960,000 par, maturing 08/04/99 to 09/15/99, yielding 5.25%
to 5.30%)...................................................................       24,890,980
                                                                               --------------
TOTAL COMMERCIAL PAPER......................................................      443,769,389
                                                                               --------------
SHORT-TERM LOAN PARTICIPATIONS  3.0%
Anadarko Pete Corp. ($5,000,000 par, maturing 08/02/99, yielding 5.22%).....        5,000,000
Army and Air Force Exchange Service ($20,000,000 par, maturing 08/12/99 to
08/13/99, yielding 5.13%)...................................................       20,000,000
Ashland Oil Co. ($6,900,000 par, maturing 08/05/99, yielding 5.27%).........        6,900,000
Cabot Corp. ($26,237,000 par, maturing 08/02/99 to 08/20/99, yielding 5.23%
to 5.32%)...................................................................       26,237,000

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

                                                                                   Value
---------------------------------------------------------------------------------------------
SHORT-TERM LOAN PARTICIPATIONS (CONTINUED)
Centex Corp. ($15,000,000 par, maturing 08/02/99, yielding 5.30%)...........      $15,000,000
Conagra, Inc. ($10,000,000 par, maturing 08/16/99, yielding 5.25%)..........       10,000,000
Gillette Co. ($4,600,000 par, maturing 08/02/99, yielding 5.16%)............        4,600,000
Hertz Corp. ($10,000,000 par, maturing 08/05/99, yielding 5.12%)............       10,000,000
National Rural Utilities Coop Finance Corp. ($15,000,000 par, maturing
08/24/99, yielding 5.10%)...................................................       15,000,000
Praxair, Inc. ($15,000,000 par, maturing 08/05/99, yielding 5.22%)..........       15,000,000
Ralston Purina Co. ($20,000,000 par, maturing 08/03/99, yielding 5.26%).....       20,000,000
Sara Lee Corp. ($6,700,000 par, maturing 08/05/99, yielding 5.08%)..........        6,700,000
Sprint Capital Corp. ($20,000,000 par, maturing 08/10/99, yielding 5.25%)...       20,000,000
Tandy Corp. ($32,600,000 par, maturing 08/03/99 to 08/17/99, yielding 5.25%
to 5.30%)...................................................................       32,600,000
Temple Inland, Inc. ($8,000,000 par, maturing 08/03/99, yielding 5.24%).....        8,000,000
Universal Corp. ($10,000,000 par, maturing 08/03/99, yielding 5.28%)........       10,000,000
Western Resources, Inc. ($21,900,000 par, maturing 08/12/99 to 08/19/99,
yielding 5.27% to 5.28%)....................................................       21,900,000
                                                                               --------------
TOTAL SHORT-TERM LOAN PARTICIPATIONS........................................      246,937,000
                                                                               --------------
TOTAL SHORT-TERM INVESTMENTS  8.5%
  (Cost $690,706,389).......................................................      690,706,389
                                                                               --------------
TOTAL INVESTMENTS  99.4%
  (Cost $8,157,239,674).....................................................    8,091,061,869
OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%.................................       45,329,104
                                                                               --------------
NET ASSETS  100.0%..........................................................   $8,136,390,973
                                                                               ==============

NR = Not Rated

+ Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below Investment grade.

(a) This Senior Loan interest is non-income producing.

(b) This Borrower has filed for protection in federal bankruptcy court.

(c) Restricted security.

(d) Non-income producing security as this stock currently does not declare dividends.

(e) Subsequent to the year ended July 31, 1999, this borrower has filed for protection in federal bankruptcy court.

(f) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(g) Interest is accruing at less than the stated coupon.

(h) Affiliated company. See notes to financial statements.

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

 * Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

 ** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $8,157,239,674).....................    $8,091,061,869
Receivables:
  Interest and Fees.........................................        51,890,020
  Fund Shares Sold..........................................        17,638,279
  Prepayments...............................................         2,323,937
Other.......................................................           330,273
                                                                --------------
      Total Assets..........................................     8,163,244,378
                                                                --------------
LIABILITIES:
Payables:
  Income Distributions......................................        10,673,922
  Investment Advisory Fee...................................         6,457,488
  Distributor and Affiliates................................         2,419,184
  Administrative Fee........................................         1,750,965
  Custodian Bank............................................         1,276,982
Accrued Expenses............................................         3,910,941
Trustees' Deferred Compensation and Retirement Plans........           363,923
                                                                --------------
      Total Liabilities.....................................        26,853,405
                                                                --------------
NET ASSETS..................................................    $8,136,390,973
                                                                ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 825,612,225 shares issued and
  outstanding)..............................................    $    8,256,122
Paid in Surplus.............................................     8,246,435,399
Accumulated Undistributed Net Investment Income.............        14,841,151
Net Unrealized Depreciation.................................       (66,177,805)
Accumulated Net Realized Loss...............................       (66,963,894)
                                                                --------------
NET ASSETS..................................................    $8,136,390,973
                                                                ==============
NET ASSET VALUE PER COMMON SHARE ($8,136,390,973 divided by
  825,612,225 shares outstanding)...........................    $         9.85
                                                                ==============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 601,850,652
Fees........................................................        6,208,118
Dividends...................................................          653,734
Other.......................................................        8,647,834
                                                                -------------
    Total Income............................................      617,360,338
                                                                -------------
EXPENSES:
Investment Advisory Fee.....................................       72,850,479
Administrative Fee..........................................       19,708,066
Shareholder Services........................................        6,844,200
Legal.......................................................        2,245,100
Custody.....................................................          763,954
Trustees' Fees and Related Expenses.........................          363,340
Other.......................................................        3,997,993
                                                                -------------
    Total Expenses..........................................      106,773,132
                                                                -------------
NET INVESTMENT INCOME.......................................    $ 510,587,206
                                                                =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $ (39,696,960)
                                                                -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       (5,181,222)
  End of the Period.........................................      (66,177,805)
                                                                -------------
Net Unrealized Depreciation During the Period...............      (60,996,583)
                                                                -------------
NET REALIZED AND UNREALIZED LOSS............................    $(100,693,543)
                                                                =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 409,893,663
                                                                =============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended July 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                    Year Ended       Year Ended
                                                  July 31, 1999    July 31, 1998
---------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Net Investment Income...........................  $  510,587,206   $  461,572,692
Net Realized Loss...............................     (39,696,960)     (17,725,403)
Net Unrealized Appreciation/Depreciation During
  the Period....................................     (60,996,583)      26,278,934
                                                  --------------   --------------
Change in Net Assets from Operations............     409,893,663      470,126,223
Distributions from Net Investment Income........    (506,562,808)    (461,726,242)
                                                  --------------   --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................     (96,669,145)       8,399,981
                                                  --------------   --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Sold................   1,681,564,508    1,654,063,711
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................     268,516,058      245,628,149
Cost of Shares Repurchased......................  (1,029,903,851)    (832,176,219)
                                                  --------------   --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................     920,176,715    1,067,515,641
                                                  --------------   --------------
TOTAL INCREASE IN NET ASSETS....................     823,507,570    1,075,915,622
NET ASSETS:
Beginning of the Period.........................   7,312,883,403    6,236,967,781
                                                  --------------   --------------
End of the Period (including accumulated
  undistributed net investment income of
  $14,841,151 and $10,753,143, respectively)....  $8,136,390,973   $7,312,883,403
                                                  ==============   ==============

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

                        For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

CHANGE IN NET ASSETS FROM OPERATIONS........................    $   409,893,663
                                                                ---------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................       (837,136,979)
  Decrease in Interest and Fees Receivables.................          5,876,804
  Decrease in Receivable for Prepayments....................          6,948,016
  Increase in Other Assets..................................           (274,677)
  Decrease in Deferred Facility Fees........................         (3,273,920)
  Increase in Investment Advisory Fee Payable...............            685,968
  Increase in Administrative Fee Payable....................            194,949
  Increase in Distributor and Affiliates Payable............          1,119,846
  Decrease in Accrued Expenses..............................           (163,393)
  Increase in Trustees' Deferred Compensation and Retirement
    Plans Payable...........................................            207,748
                                                                ---------------
      Total Adjustments.....................................       (825,815,638)
                                                                ---------------
NET CASH USED FOR OPERATING ACTIVITIES......................       (415,921,975)
                                                                ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................      1,690,332,972
Payments on Shares Repurchased..............................     (1,031,272,495)
Change in Intra-day Credit Line with Custodian Bank.........         (6,236,963)
Cash Dividends Paid.........................................       (236,901,539)
                                                                ---------------
  Net Cash Provided by Financing Activities.................        415,921,975
                                                                ---------------
NET INCREASE IN CASH........................................                -0-
Cash at Beginning of the Period.............................                -0-
                                                                ---------------
CASH AT END OF THE PERIOD...................................    $           -0-
                                                                ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                 Year Ended July 31,
                                 ----------------------------------------------------
                                   1999       1998       1997       1996       1995
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $  9.976   $  9.963   $ 10.002   $ 10.046   $ 10.052
                                 --------   --------   --------   --------   --------
  Net Investment Income........      .640       .675       .701       .735       .756
  Net Realized and Unrealized
    Gain/Loss..................     (.125)      .015      (.042)     (.028)     (.004)
                                 --------   --------   --------   --------   --------
Total from Investment
  Operations...................      .515       .690       .659       .707       .752
Less Distributions from Net
  Investment Income............      .637       .677       .698       .751       .758
                                 --------   --------   --------   --------   --------
Net Asset Value, End of the
  Period.......................  $  9.854   $  9.976   $  9.963   $ 10.002   $ 10.046
                                 ========   ========   ========   ========   ========
Total Return (a)...............     5.23%      7.22%      6.79%      7.22%      7.82%
Net Assets at End of the Period
  (In millions)................  $8,136.4   $7,312.9   $6,237.0   $4,865.8   $2,530.1
Ratio of Expenses to Average
  Net Assets...................     1.35%      1.41%      1.42%      1.46%      1.49%
Ratio of Net Investment Income
  to Average Net Assets........     6.48%      6.81%      7.02%      7.33%      7.71%
Portfolio Turnover (b).........       44%        73%        83%        66%        71%

(a) Total Return is based upon net asset value which does not include payment of the contingent deferred sales charge.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 July 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Prime Rate Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to United States corporations, partnerships and other entities. The Trust commenced investment operations on October 4, 1989.
    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Trust's Variable Rate Senior Loan interests and Other Loan interests (collectively "Loan interest") totaling $7,310,473,755 (89.8% of net assets) is determined by Van Kampen Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Loan interest in the Trust's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Loan interests. In determining the relationship between such instruments and the Loan interests, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and maturity date. To the extent that reliable secondary market transactions in Senior Loan interests have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Loan interests. Because of uncertainty in the nature of the valuation process, the estimated value of a Loan interest may differ significantly from the value that would have been used had there been reliable market activity for that Loan interest. Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser. Short-term securities with remaining maturities of 60 days or less are

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valued at amortized cost. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums and discounts are amortized over the stated life of each applicable security.
    Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $29,215,056, which will expire between July 31, 2004 and July 31, 2007. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales, post October losses which may not be recognized for tax purposes until the first day of the following fiscal year and losses that were recognized for book purposes but not for tax purposes at the end of the fiscal year.
    At July 31, 1999, for federal income tax purposes cost of long- and short-term investments is $8,173,783,765, the aggregate gross unrealized appreciation is $30,113,270 and the aggregate gross unrealized depreciation is $112,835,166 resulting in net unrealized depreciation on long- and short-term investments of $82,721,896.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

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    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. Permanent differences relating to expenses which are not deductible for tax purposes totaling $63,610 were reclassified from capital to accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
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First $4.0 billion....................................    .950 of 1%
Next $3.5 billion.....................................    .900 of 1%
Next $2.5 billion.....................................    .875 of 1%
Over $10.0 billion....................................    .850 of 1%

    In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc., the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.
    For the year ended July 31, 1999, the Trust recognized expenses of approximately $334,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.
    For the year ended July 31, 1999, the Trust recognized expenses of approximately $110,300 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Trust.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the year ended July 31, 1999, the Trust recognized expenses for these services of approximately $5,333,400. Transfer agency fees are determined through negotiations with the Trust's Board of Trustees and are based on competitive market benchmarks.

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    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.
    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.
    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of 1940 as those companies in which a fund holds 5% or more of the outstanding voting securities.

                                          Realized     Dividend   Market Value
           Name               Shares*    Gain/(Loss)    Income     at 7/31/99
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American Blind and
  Wallpaper Factory,
  Inc......................    198,600        0              0    $ 1,999,906
London Fog Industries,
  Inc......................  1,083,301        0              0     10,984,672
Fleer/Marvel Entertainment,
  Inc......................  1,461,767        0        653,734     11,386,570
Payless Cashways, Inc......  1,024,159        0              0      2,176,338
Rowe International, Inc....     91,173        0              0      2,500,900
Trans World Entertainment
  Corp.....................  3,789,962        0              0     47,137,653

*Shares were acquired through the restructuring of Senior loan interests.

3. CAPITAL TRANSACTIONS
At July 31, 1999 and July 31, 1998, paid in surplus aggregated $8,246,435,399 and $7,327,247,726, respectively.
    Transactions in common shares were as follows:

                                                Year Ended       Year Ended
                                               July 31, 1999    July 31, 1998
-----------------------------------------------------------------------------
Beginning Shares...........................     733,069,022      626,018,023
                                               ------------      -----------
  Shares Sold..............................     169,386,633      165,907,778
  Shares Issued Through Dividend
     Reinvestment..........................      27,059,241       24,636,104
  Shares Repurchased.......................    (103,902,671)     (83,492,883)
                                               ------------      -----------
  Net Increase in Shares Outstanding.......      92,543,203      107,050,999
                                               ------------      -----------
Ending Shares..............................     825,612,225      733,069,022
                                               ============      ===========

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4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $3,787,004,302 and $3,058,028,938, respectively.

5. TENDER OF SHARES
The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the then net asset value of the common shares. For the year ended July 31, 1999, 103,902,671 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE
An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to Van Kampen. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                                                            WITHDRAWAL
                   YEAR OF REPURCHASE                         CHARGE
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First...................................................       3.0%
Second..................................................       2.5%
Third...................................................       2.0%
Fourth..................................................       1.5%
Fifth...................................................       1.0%
Sixth and following.....................................       0.0%

    For the year ended July 31, 1999, Van Kampen received early withdrawal charges of approximately $13,808,700 in connection with tendered shares of the Trust.

7. COMMITMENTS/BORROWINGS
Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $267,917,303 as of July 31, 1999. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.
    The Trust, along with the Van Kampen Senior Floating Rate Fund, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of

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$500,000,000, which will terminate on June 13, 2000. The proceeds of any borrowing by the Trust under the revolving credit agreement may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Trust for its shares. Annual commitment fees of .09% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .45%, except during the period from December 17, 1999 through January 14, 2000, the applicable margin shall be .575%. There have been no borrowings under this agreement to date.

8. SENIOR LOAN PARTICIPATION COMMITMENTS
The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, Selling Participant or other persons interpositioned between the Trust and the borrower.
    At July 31, 1999, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                    PRINCIPAL
                                                     AMOUNT       VALUE
              SELLING PARTICIPANT                     (000)       (000)
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Lehman Brothers.................................    $100,000     $ 99,998
Bankers Trust...................................      59,153       59,157
Bank of New York................................      45,000       44,915
Chase Securities Inc............................      10,066       10,066
Donaldson Lufkin Jenrette.......................       4,988        4,987
Goldman Sachs...................................       3,948        3,948
Canadian Imperial Bank of Commerce..............       3,442        3,443
                                                    --------     --------
Total...........................................    $226,597     $226,514
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